   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1996


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )


Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CONVERTIBLE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Same as above
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of filing fee (Check the appropriate box):
    /x/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:

--------------------------------------------------------------------------------
    / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3) Filing Party:

--------------------------------------------------------------------------------
    (4) Date Filed:

--------------------------------------------------------------------------------

                           CONVERTIBLE HOLDINGS, INC.



                                                               November 12, 1996


Dear Convertible Holdings Shareholder:

     On December 16, 1996, the Fund will hold its last annual shareholders meeting before the dual-purpose structure of your Fund "matures" and the Income Shares are redeemed on July 31, 1997. The Capital Shares then will be the sole outstanding class of shares of the Fund.

     At the annual shareholders meeting, both Income Shares and Capital Shares will be asked to vote on certain annual matters. Further, Capital Shares will be asked to vote on additional matters that would govern the Fund after the Income Shares have been redeemed.

     Specifically, your Board of Directors recommends that the Capital Shares approve the conversion of the Fund to an open-end investment company (a "mutual fund") shortly after the Income Shares are redeemed. If the Board's recommendations are approved, the Fund would be renamed Merrill Lynch Convertible Fund, Inc. and the Capital Shares would be renamed Class A Shares. The enclosed proxy statement more fully explains the various proposals that your Board of Directors has recommended to convert the Fund to an effective mutual fund that invests primarily in the convertible securities markets. The new investment objective of the Fund would be to seek high total return by a combination of capital appreciation and investment income.

     The proposed conversion of the Fund to a mutual fund would NOT result in the current Capital Shares being subject to any commission, sales charge, redemption charge, or "12b-1" fee by the Fund or its distributor.

     Conversion to a mutual fund offers advantages both to a Capital Shareholder who prefers to liquidate an investment in the Fund after its dual-purpose structure matures, and to a Capital Shareholder who intends to remain an investor in the Fund's portfolio.

     - For the Capital Shareholder who prefers to liquidate, the mutual fund would permit daily redemption at net asset value without the imposition of any commission or fee.

     - For the Capital Shareholder who prefers to remain an investor in the Fund for tax planning reasons (please consult your tax advisor) or to continue participation in the convertible securities markets, the mutual fund would permit a continuing investment without sales charge or distribution fees.

     Finally, as the Fund prepares to redeem its Income Shares in the approaching year, I personally wish to express my appreciation to all the Fund's shareholders for their investment in the Fund.

                                          Very truly yours,

                                          Arthur Zeikel


                                          President

                           CONVERTIBLE HOLDINGS, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 16, 1996
                            ------------------------

TO THE STOCKHOLDERS OF CONVERTIBLE HOLDINGS, INC.:


     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Convertible Holdings, Inc. (the "Company") will be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on December 16, 1996, at 9:00 A.M. for the following purposes:


          (1) To elect seven Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Company for its current fiscal year;

          (3) To consider and act upon a proposal to convert the Company from a closed-end investment company to an open-end investment company to be effective on or about September 1, 1997 (the "Effective Time"), which proposal would be implemented by the following:

             (a) Changing the Company's subclassification from a closed-end investment company to an open-end investment company;

             (b) Amending and restating the Company's Articles of Incorporation, in the form of the Amended and Restated Articles of Incorporation to, among other things:

                1. Effect the Company's conversion to an open-end investment company;

                2. Increase the number of authorized shares of capital stock of the Company; and

                3. Change the Company's name to "Merrill Lynch Convertible Fund, Inc.";

          (4) To consider and act upon a proposal to change the Company's investment objective and policies to be effective as of the Effective Time;

          (5) To consider and act upon a proposal to amend the Company's fundamental investment restrictions to be effective as of the Effective Time;


          (6) To consider and act upon a proposal to approve an Amended Investment Advisory Agreement between the Company and MLAM and a Sub-Advisory Agreement between MLAM and Merrill Lynch Asset Management U.K. Limited, both to be effective as of the Effective Time;

          (7) To consider and act upon a proposal to implement the Merrill Lynch Select Pricing(SM) System, a multi-class distribution system for the offer and sale of shares of the Company, to be effective as of the Effective Time; and

          (8) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     ONLY HOLDERS OF CAPITAL SHARES ARE ENTITLED TO VOTE ON ITEMS 3, 4, 5, 6 AND 7.

     The Board of Directors has fixed the close of business on October 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after December 2, 1996 at the office of the Company, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary

Plainsboro, New Jersey

Dated: November 12, 1996

                                PROXY STATEMENT
                            ------------------------

                           CONVERTIBLE HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 16, 1996

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Convertible Holdings, Inc., a Maryland corporation (the "Company"), to be voted at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, December 16, 1996 at 9:00 A.M. The approximate mailing date of this Proxy Statement is November 15, 1996.



     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Board of Directors, "FOR" the ratification of the selection of independent auditors to serve for the Company's current fiscal year, "FOR" the proposal to convert the Company from a closed-end investment company to an open-end investment company, "FOR" changing the Company's investment objective and policies, "FOR" amending the Company's fundamental investment restrictions, "FOR" approval of the Amended Investment Advisory Agreement and the Sub-Advisory Agreement and "FOR" implementation of the Merrill Lynch Select Pricing(SM) System (the "Select Pricing System"). By voting "FOR" the proposal to convert the Company to an open-end investment company, a stockholder will also be deemed to be voting "FOR" approval of the Company's Amended and Restated Articles of Incorporation (the "Amended Charter") which incorporates increasing the number of authorized shares of capital stock of the Company and changing the Company's name to Merrill Lynch Convertible Fund, Inc. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above or by voting in person at the Meeting.



     THE COMPANY WILL NOT CONVERT TO AN OPEN-END INVESTMENT COMPANY UNLESS THE REQUIRED FAVORABLE VOTE OF THE HOLDERS OF THE COMPANY'S CAPITAL SHARES, PAR VALUE $.10 PER SHARE ("CAPITAL SHARES"), IS OBTAINED ON EACH OF THE FOUR OPEN-ENDING PROPOSALS: THE PROPOSAL TO CONVERT TO AN OPEN-END INVESTMENT COMPANY; THE PROPOSAL TO CHANGE THE COMPANY'S INVESTMENT OBJECTIVE AND POLICIES; THE PROPOSAL TO AMEND THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTIONS; AND THE PROPOSAL TO APPROVE THE AMENDED INVESTMENT ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT. THE COMPANY'S ARTICLES OF INCORPORATION, AS CURRENTLY AMENDED AND IN EFFECT (THE "CURRENT CHARTER"), PROVIDE THAT IF THE REQUIRED VOTE IS NOT RECEIVED ON THE OPEN-ENDING PROPOSALS, THE COMPANY'S BOARD MUST CONSIDER OTHER ALTERNATIVES AND THE COMPANY WILL CONTINUE TO OPERATE AS A CLOSED-END FUND PENDING SUCH DETERMINATION. ONE OF THE ALTERNATIVES WHICH THE BOARD MAY ELECT IS TO HAVE THE COMPANY TENDER TO ACQUIRE THE OUTSTANDING CAPITAL SHARES. TENDERING STOCKHOLDERS WOULD

RECEIVE FOR THEIR SHARES AN AMOUNT EQUAL TO THE NET ASSET VALUE OF THE SHARES. IF PURSUANT TO SUCH TENDER OFFER, HOLDERS OF CAPITAL SHARES DO NOT RECEIVE PAYMENT FOR THEIR SHARES BY MAY 31, 1998, OR THE BOARD DECIDES AGAINST PROCEEDING WITH A TENDER OFFER, THEN ON JULY 31, 1998, WITHOUT FURTHER ACTION BY THE BOARD OR THE STOCKHOLDERS, THE COMPANY'S ASSETS WOULD BE LIQUIDATED AND THE PROCEEDS WOULD BE DISTRIBUTED PRO RATA TO THE HOLDERS OF CAPITAL SHARES.

     IF THE TENDER OFFER IS COMPLETED AND PROVISION IS MADE FOR THE TENDERING HOLDERS OF CAPITAL SHARES TO RECEIVE PAYMENT FOR THEIR SHARES, THEN THE COMPANY WILL HAVE THE POWER, IN ADDITION TO ANY OTHER POWERS IT MAY POSSESS, TO CONTINUE OPERATION AS A CLOSED-END FUND OR TO EFFECT ANY MERGER, CONSOLIDATION OR OTHER REORGANIZATION WITH ANOTHER CORPORATION. IN ACCORDANCE WITH THE COMPANY'S CURRENT CHARTER, BECAUSE THE CONVERSION TO AN OPEN-END INVESTMENT COMPANY CAN BE EFFECTIVE ONLY AFTER THE COMPANY'S INCOME SHARES, PAR VALUE $.10 PER SHARE ("INCOME SHARES") HAVE BEEN REDEEMED ON JULY 31, 1997, ONLY THE HOLDERS OF CAPITAL SHARES ARE ENTITLED TO VOTE ON ANY OF THE PROPOSALS TO CONVERT THE COMPANY TO AN OPEN-END INVESTMENT COMPANY.

     The Board of Directors has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. As of the Record Date, the Company had outstanding 11,653,700 Capital Shares and 11,653,700 Income Shares. (Income Shares and Capital Shares are sometimes referred to herein collectively as the "Shares"). Holders of Capital Shares and Income Shares on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights, with respect to each proposal on which such shares are entitled to vote. To the knowledge of the Company, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Capital Shares or Income Shares. In accordance with Maryland law, the Company's Current Charter and an opinion of Maryland counsel, holders of Capital Shares are entitled to vote on all matters to be presented at the Meeting and holders of Income Shares are entitled to vote only on Item 1. "Election of Directors" and Item 2. "Ratification of Selection of Independent Auditors".

     The Board of Directors of the Company knows of no business other than that mentioned in Items 1 through 7 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The class of stockholders solicited and entitled to vote on each proposal is outlined in the chart below:

                             ITEM                              CAPITAL SHARES   INCOME SHARES

  1 -- Election of Directors(1)                                 Yes(2)          Yes(3)
  2 -- Ratification of Selection of Independent Auditors          Yes             Yes
  3 -- Conversion to Open-End Status                              Yes             No
  4 -- Change Investment Objective and Policies                   Yes             No
  5 -- Amend Investment Restrictions                              Yes             No
  6 -- Amend Investment Advisory Agreement and Approve Sub-
       Advisory Agreement                                         Yes             No
  7 -- Implement Select Pricing System                            Yes             No


---------------
(1) Seven directors are to be elected: two Directors are to be elected by the holders of Capital Shares voting separately as a class, two Directors are to be elected by the holders of Income Shares voting separately as a class and the remaining three Directors are to be elected by the holders of Capital Shares and the holders of Income Shares voting together as a single class.

(2) Holders of Capital Shares are entitled to elect two Directors and together with the holders of Income Shares are entitled to elect an additional three Directors.

(3) Holders of Income Shares are entitled to elect two Directors and together with the holders of Capital Shares are entitled to elect an additional three Directors.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors, currently consisting of seven Directors, will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the proposal to convert the Company to open-end status is approved, it is anticipated that the conversion will become effective on or about September 1, 1997 (the "Effective Time") following the redemption of all of the Company's outstanding Income Shares as provided in the Company's Current Charter. Upon conversion to open-end status, the Board will be declassified and will consist of six Directors each of whom will serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the Amended Charter or until December 31 of the year in which he reaches age 72. It is currently anticipated that Mr. Glenn will resign from the Board concurrently with conversion to open-end status. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies representing both Income Shares and Capital Shares voting together as a single class in favor of the three persons designated as Directors to be elected by holders of Income Shares and Capital Shares;

          (2) All such proxies representing Capital Shares will be voted in favor of the two persons designated as Directors to be elected by holders of Capital Shares, voting separately as a class; and

          (3) All such proxies representing Income Shares will be voted in favor of the two persons designated as Directors to be elected by holders of Income Shares, voting separately as a class.

     The Board of Directors of the Company knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED ON
                                                                                             THE RECORD DATE
                                                  PRINCIPAL OCCUPATION                      ------------------
                                                 DURING PAST FIVE YEARS         DIRECTOR    INCOME     CAPITAL
         NAME AND ADDRESS            AGE      AND PUBLIC DIRECTORSHIPS(1)        SINCE      SHARES     SHARES
----------------------------------   ---   ----------------------------------   --------    ------     -------
TO BE ELECTED BY THE HOLDERS OF
  BOTH INCOME SHARES AND CAPITAL
  SHARES VOTING TOGETHER AS A
  SINGLE CLASS
James H. Bodurtha(1)(2)...........   52    Director and Executive Vice            1995          0           0
  36 Popponesset Road                      President, The China Business
  Cotuit, Massachusetts 02635                Group, Inc. since 1996; Chairman
                                             and Chief Executive Officer,
                                             China Enterprise Management
                                             Corporation from 1993 to 1996;
                                             Chairman, Berkshire Corporation
                                             since 1980; Partner, Squire,
                                             Sanders & Dempsey from 1990 to
                                             1993.
Herbert I. London(1)(2)...........   57    Dean, Gallatin Division of New         1987          0           0
  113-115 University Place                 York University from 1978 to 1993;
  New York, New York 10003                   John M. Olin Professor of
                                             Humanities, New York University
                                             since 1993 and Professor thereof
                                             since 1980; Distinguished
                                             Fellow, Herman Kahn Chair,
                                             Hudson Institute from 1984 to
                                             1985; Trustee, Hudson Institute
                                             since 1980; Overseer, Center for
                                             Naval Analyses from 1983 to
                                             1993; Director, Damon
                                             Corporation from 1991 to 1993;
                                             Limited Partner, Hypertech L.P.
                                             since 1996.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED ON
                                                                                             THE RECORD DATE
                                                  PRINCIPAL OCCUPATION                      ------------------
                                                 DURING PAST FIVE YEARS         DIRECTOR    INCOME     CAPITAL
         NAME AND ADDRESS            AGE      AND PUBLIC DIRECTORSHIPS(1)        SINCE      SHARES     SHARES
----------------------------------   ---   ----------------------------------   --------    ------     -------
Joseph L. May(1)(2)...............   67    Attorney in private practice since     1987      1,000 **    1,000**
  424 Church Street                        1984; President, May and Athens
  Suite 200                                  Hosiery Mills Division,
  Nashville, Tennessee 32719                 Wayne-Gossard Corporation from
                                             1954 to 1983; Vice President,
                                             Wayne-Gossard Corporation from
                                             1972 to 1983; Chairman, The May
                                             Corporation (personal holding
                                             company) from 1972 to 1983;
                                             Director, Signal Apparel Co.
                                             from 1972 to 1989.
TO BE ELECTED BY THE HOLDERS OF
  CAPITAL SHARES
Robert R. Martin(1)(2)............   69    Chairman and Chief Executive           1993          0           0
  513 Grand Hill                           Officer, Kinnard Investments, Inc.
  St. Paul, Minnesota 55102                  from 1990 to 1993; Executive
                                             Vice President, Dain Bosworth
                                             from 1974 to 1989; Director,
                                             Carnegie Capital Management from
                                             1977 to 1985 and Chairman
                                             thereof in 1979; Director,
                                             Securities Industry Association
                                             from 1981 to 1982 and Public
                                             Securities Association from 1979
                                             to 1980; Chairman of the Board,
                                             WTC Industries, Inc. in 1994;
                                             Trustee, Northland College since
                                             1992.
Arthur Zeikel(1)*.................   64    President of MLAM (which term          1985          0           0
  P.O. Box 9011                              includes its corporate
  Princeton, New Jersey                      predecessors) since 1977;
  08543-9011                                 President of Fund Asset
                                             Management, L.P. ("FAM", which
                                             term includes its corporate
                                             predecessors) since 1977;
                                             President and Director of
                                             Princeton Services, Inc.
                                             ("Princeton Services") since
                                             1993; Executive Vice President
                                             of Merrill Lynch & Co., Inc.
                                             ("ML&Co.") since 1990; Director
                                             of Merrill Lynch Funds
                                             Distributor, Inc. ("MLFD") since
                                             1977.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                                 OWNED ON
                                                                                             THE RECORD DATE
                                                  PRINCIPAL OCCUPATION                      ------------------
                                                 DURING PAST FIVE YEARS         DIRECTOR    INCOME     CAPITAL
         NAME AND ADDRESS            AGE      AND PUBLIC DIRECTORSHIPS(1)        SINCE      SHARES     SHARES
----------------------------------   ---   ----------------------------------   --------    ------     -------
TO BE ELECTED BY THE HOLDERS OF
  INCOME SHARES
Terry K. Glenn(1)*................   56    Executive Vice President of MLAM       1985          0           0
  P.O. Box 9011                              and FAM since 1983; Executive
  Princeton, New Jersey                      Vice President and Director of
  08543-9011                                 Princeton Services since 1993;
                                             President of MLFD since 1986 and
                                             a Director thereof since 1991;
                                             President of Princeton
                                             Administrators, L.P. since 1988.
Andre F. Perold(1)(2).............   44    Professor, Harvard Business School     1985          0           0
  Morgan Hall                                since 1989 and Associate
  Soldiers Field                             Professor from 1983 to 1989;
  Boston, Massachusetts 02163                Trustee, The Common Fund since
                                             1989; Director, Quantec Limited
                                             since 1991.

---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM or its affiliate, FAM, acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of the Audit Committee of the Board of Directors.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Company.

 ** Represents less than 0.01% of the shares of the class outstanding.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Company. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not currently have a nominating committee. If the proposal to convert the Company to open-end status is approved, however, the Audit Committee will also serve as the Nominating Committee.

     During the fiscal year ended December 31, 1995, the Board of Directors held five meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal year ended December 31, 1995, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Company believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Company's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Company's most recent fiscal year.

     Interested Persons. The Company considers Messrs. Zeikel and Glenn to be "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions they hold with MLAM and its affiliates. Mr. Zeikel is the President and a Director of the Company and the President of MLAM and FAM. Mr. Glenn is the Executive Vice President and a Director of the Company and the Executive Vice President of MLAM and FAM.

     Compensation of Directors and Officers. MLAM, the Company's investment adviser, pays all compensation of all officers of the Company and all Directors of the Company who are affiliated with ML&Co. or its subsidiaries. The Company pays each Director not affiliated with MLAM (each a "non-affiliated Director") a fee of $5,000 per year plus $500 per regular Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. The Company also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year plus $250 per Audit Committee meeting attended. Fees and expenses paid to the non-affiliated Directors for the fiscal year ended December 31, 1995 aggregated $41,796.

     The following table sets forth for the year ended December 31, 1995 compensation paid by the Company to the non-affiliated Directors and, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors.

                                                                                        AGGREGATE
                                                                                       COMPENSATION
                                                                PENSION OR           FROM COMPANY AND
                                                            RETIREMENT BENEFITS      MLAM/FAM ADVISED
                NAME OF                   COMPENSATION        ACCRUED AS PART         FUNDS PAID TO
               DIRECTOR                   FROM COMPANY      OF COMPANY EXPENSES        DIRECTORS(1)
---------------------------------------   ------------      -------------------      ----------------
James H. Bodurtha......................      $5,000                 None                 $157,500*
Herbert I. London......................      $9,000                 None                 $157,500
Robert R. Martin.......................      $9,000                 None                 $157,500
Joseph L. May..........................      $9,000                 None                 $157,500
Andre F. Perold........................      $9,000                 None                 $157,500

---------------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

  * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Director for the entire calendar year ended December 31, 1995. Mr. Bodurtha was elected to the Company's Board of Directors effective June 23, 1995.

     Officers of the Company. The Board of Directors has elected eight officers of the Company. The following table sets forth information concerning each of these officers:

                                                                                          OFFICER
             NAME AND PRINCIPAL OCCUPATION                      OFFICE             AGE     SINCE
    -----------------------------------------------   --------------------------   ---    -------
    Arthur Zeikel..................................           President            64       1985
      President of MLAM since 1977; President of
         FAM since 1977; President and Director of
         Princeton Services since 1993; Executive
         Vice President of ML&Co. since 1990;
         Director of MLFD since 1977.
    Terry K. Glenn.................................    Executive Vice President    56       1985
      Executive Vice President of MLAM and FAM
         since 1983; Executive Vice President and
         Director of Princeton Services since 1993;
         President of MLFD since 1986 and Director
         thereof since 1991; President of Princeton
         Administrators, L.P. since 1988.
    N. John Hewitt.................................     Senior Vice President      61       1993
      Senior Vice President of MLAM since 1976;
         Manager of the Fixed Income Mutual Fund
         and Insurance Portfolio Groups of MLAM;
         Senior Vice President of Princeton
         Services since 1993.
    Vincent T. Lathbury, III.......................       Vice President and       56       1985
      Vice President and Portfolio Manager of MLAM        Portfolio Manager
         since 1982.
    Barton A. Vogel................................         Vice President         61       1990
      Vice President of MLAM since 1990.
    Donald C. Burke................................         Vice President         36       1993
      Vice President and Director of Taxation of
         MLAM since 1990; Employee of Deloitte &
         Touche LLP from 1982 to 1990.
    Gerald M. Richard..............................           Treasurer            47       1985
      Senior Vice President and Treasurer of FAM
         and MLAM since 1984; Senior Vice President
         and Treasurer of Princeton Services since
         1993; Vice President of MLFD since 1981
         and Treasurer thereof since 1984.

                                                                                          OFFICER
             NAME AND PRINCIPAL OCCUPATION                      OFFICE             AGE     SINCE
    -----------------------------------------------   --------------------------   ---    -------
    Mark B. Goldfus................................           Secretary            50       1985
      Vice President of FAM and MLAM since 1985.

     Stock Ownership. At the Record Date, the Directors and officers of the Company as a group (13 persons) owned an aggregate of less than 1% of either the Capital Shares or the Income Shares of the Company outstanding at such date. At such date, Messrs. Zeikel and Glenn, Directors and officers of the Company, and the other officers of the Company owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

           ITEM 2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Company for the current fiscal year. The Company knows of no direct or indirect financial interest of D&T in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Company. The Board of Directors of the Company considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Company.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

     The following four proposals are linked in that each is necessary to effect the proposal to convert the Company to an open-end investment company:

     - Item 3 -- conversion of the Company to an open-end investment company by amendment and restatement of the Company's Current Charter in the form of the Amended Charter,

     - Item 4 -- adoption of change in investment objective and policies,

     - Item 5 -- adoption of amended fundamental investment restrictions, and


     - Item 6 -- amendment of the Investment Advisory Agreement to make it applicable to an open-end fund and approval of the Sub-Advisory Agreement.


The Company will not convert to open-end status unless the required favorable vote of the holders of the Company's Capital Shares is obtained on all four of the open-ending proposals. If any of the four proposals is rejected, the Company will continue to operate as a closed-end investment company pending consideration by the Board of Directors of the other alternatives set forth in the Company's Current Charter. The Company's Current Charter provides that if the required vote is not received on the open-ending proposals, the Company's Board must consider other alternatives and the Company will continue to operate as a closed-end fund pending such determination. One of the alternatives which the Board may elect is to have the Company tender to acquire the outstanding Capital Shares. Tendering stockholders would receive for their shares an amount equal to the net asset value of the shares. If pursuant to such tender offer, holders of Capital Shares do not receive payment for their shares by May 31, 1998, or the Board decides against proceeding with a tender offer, then on July 31, 1998, without further action by the Board or the stockholders, the Company's assets would be liquidated and the proceeds would be distributed pro rata to the holders of Capital Shares.

     If the tender offer is completed and provision is made for the tendering holders of Capital Shares to receive payment for their shares, then the Company will have the power, in addition to any other powers it may possess, to continue operation as a closed-end fund or to effect any merger, consolidation or other reorganization with another corporation. CONVERSION TO AN OPEN-END INVESTMENT COMPANY MAY ONLY OCCUR AFTER THE INCOME SHARES HAVE BEEN REDEEMED ON JULY 31, 1997, AS PROVIDED IN THE COMPANY'S CURRENT CHARTER. AS A RESULT, ONLY THE HOLDERS OF CAPITAL SHARES ARE ENTITLED TO VOTE ON ANY OF THE OPEN-ENDING PROPOSALS.

               ITEM 3.  APPROVAL OR DISAPPROVAL OF CONVERSION OF
                THE COMPANY FROM A CLOSED-END INVESTMENT COMPANY
                     TO AN OPEN-END INVESTMENT COMPANY AND
                        AMENDMENT AND RESTATEMENT OF THE
                           COMPANY'S CURRENT CHARTER

     The following is a proposal to convert the Company from a closed-end investment company to an open-end investment company. As explained in more detail below, the primary effect of the proposed conversion of the Company is that stockholders will be permitted to redeem their shares for cash at any time at the net asset value of such shares next determined after initial receipt of proper notice of redemption. The Company will also continuously offer its shares to the public and will be operated so as to accommodate such sales and redemptions. In connection with the conversion to an open-end investment company, the Company is proposing to change its investment objective and policies and to amend its fundamental investment restrictions. See Item 4. "Approval of Change in Investment Objective and Policies" and Item 5. "Adoption of Amended Fundamental Investment Restrictions". Conversion to open-end status will only occur if and when all the Income Shares have been redeemed on July 31, 1997. As provided in the Company's Current Charter, because only the holders of Capital Shares will be stockholders of the Company at such time as the conversion to open-end status shall be consummated, only the holders of Capital Shares are entitled to vote on the open-ending proposals.


     The Company's Current Charter provides that if the required vote is not received on the open-ending proposals, the Company's Board must consider other alternatives and the Company will continue to operate as a closed-end fund pending such determination. One of the alternatives which the Board may elect is to have the Company tender to acquire the outstanding Capital Shares. Tendering stockholders would receive for their shares an amount equal to the net asset value of the shares. If pursuant to such tender offer, holders of Capital Shares did not receive payment for their shares by May 31, 1998, or the Board decided against proceeding with a tender offer, then on July 31, 1998, without further action by the Board or the stockholders, the Company's assets would be liquidated and the proceeds would be distributed pro rata to the holders of Capital Shares.

     If the tender offer is completed and provision is made for the tendering holders of Capital Shares to receive payment for their shares, then the Company will have the power, in addition to any other powers it may possess, to continue operation as a closed-end fund or to effect any merger, consolidation or other reorganization with another corporation.

     The Company's Current Charter provides that all of the outstanding Income Shares will be redeemed on July 31, 1997 (the "Redemption Date") at $9.30 per share plus an amount equal to any accumulated and unpaid dividends up to and including the Redemption Date (the "Redemption Price"). From and after the Redemption Date, holders of Income Shares shall cease to have the rights of stockholders, except the right to receive the Redemption Price, and such shares will no longer be deemed outstanding. In the event the Income Shares are not redeemed by the Company substantially as provided in the Company's Current Charter, then on September 1, 1997, without any vote of the Board or the stockholders, the assets of the Company will be liquidated and the proceeds distributed to stockholders.

     The Company's Current Charter further provides that not later than October 1, 1997 (unless the Company shall have been liquidated and the proceeds distributed as provided in the Current Charter), the Board shall either (1) advise each holder of Capital Shares that such holder may notify the Company not later than November 1, 1997 that such holder elects to have all or part of such holder's Capital Shares acquired by the Company or (2) call a special meeting of the holders of Capital Shares, to be held not later than January 1, 1998, either
(a) to consider a proposal for voluntary dissolution and liquidation of the Company or (b) to vote on a proposal that the Company become an open-end investment company. The proposal to convert the Company to open-end status is being presented to stockholders at the Meeting (which has been called in compliance with the notice and other formalities of stockholders' meetings under the Maryland corporate law) in accordance with the provisions of the Current Charter. These matters and certain other proposals related to conversion of the Company to an open-end investment company are discussed in more detail below.

     If the proposed conversion of the Company is approved and consummated, stockholders of the Company after it has converted to open-end status will be permitted to redeem their shares for cash at any time (except in certain circumstances authorized by the Investment Company Act) at the net asset value of such shares next determined after the tender for redemption. Upon converting to an open-end investment company, the Company also would commence a continuous offering of its shares and would no longer list its shares on the NYSE. These changes in the manner of offering and repurchase of Company shares may result in certain modifications in management of the Company, including greater expenses. For example, if cash in-flows are not sufficient, the Company may hold a greater percentage of its assets in temporary investments or may be required to liquidate portfolio securities in order to meet redemption requests. In such circumstances, the performance of the Company may be affected. The Company's investment objective and investment policies are proposed to be changed but only in conjunction with the conversion to an open-end investment company. See Item
4. "Approval of Change in Investment Objective and Policies". Also see Item 5. "Adoption of Amended Fundamental Investment Restrictions" for the Company's proposal to amend its fundamental investment restrictions.

BACKGROUND OF THE PROPOSAL

     When the Company was organized in 1985, it was determined that using a closed-end investment company structure, rather than an open-end structure, was the most appropriate form of organization for the Company. As a dual purpose fund, the Company's Income Shares may be deemed to be preferred shares or "senior securities" as defined under the Investment Company Act. Open-end investment companies are prohibited under the Investment Company Act from issuing senior securities but this prohibition does not extend to closed-end funds. In addition, closed-end investment companies differ from open-end investment companies in that closed-end investment companies have a permanent capital base, while open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management, especially in the early years of operation. Conversely, closed-end investment companies do not face the prospect of having to maintain cash positions or liquidate portfolio holdings to meet redemptions.

     At the time the Company was organized, it was recognized that income shares of dual purpose funds historically traded at a premium over their net asset value while capital shares traded at a discount from their net asset value, at least until the fund approached the date on which the fund is to redeem the income shares and consider liquidation.

     In March 1992, the Company, pursuant to a vote of its stockholders, amended its charter to permit the Company to repurchase its Capital Shares and Income Shares on any national securities exchange. The Board determines the frequency and amount of such repurchases subject to the conditions contained in an exemptive order issued by the SEC to the Company. Generally, the Board considers repurchases at a time when the aggregate market price of a unit consisting of an Income Share and a Capital Share is less than the net asset value of the unit. The purpose of this amendment was to address the existence of a trading discount for the Capital Shares. It was also noted at that time that the Capital Shares and Income Shares on a combined basis traded at a discount to net asset value. The net asset value of an Income Share is equal to the lower of (a) $9.30 plus accumulated and unpaid net income per share or (b) the total net assets of the Company divided by the number of Income Shares outstanding. The net asset value of a Capital Share is equal to the net assets of the Company minus net assets attributable to Income Shares, divided by the number of Capital Shares outstanding.

     The following table for each of the periods indicated shows the high and low sale prices of the Company's Income Shares and Capital Shares on the NYSE Composite Tape, the corresponding net asset value per share and the premium or discount to net asset value per share at which the Company's shares were trading.

INCOME SHARES

                                                                                         PREMIUM
                                                                                    (DISCOUNT) TO NET
                                                                                          ASSET
                                     MARKET PRICE            NET ASSET VALUE              VALUE
                                  -------------------       -----------------       -----------------
         QUARTER ENDED             HIGH         LOW          HIGH       LOW         HIGH         LOW
-------------------------------   -------     -------       ------     ------       -----       -----
March 31, 1994.................   $11.375     $10.625       $ 9.60     $ 9.33       19.61%      13.28%
June 30, 1994..................    11.125      10.625         9.62       9.34       16.40       11.14
September 30, 1994.............     11.00      10.125         9.61       9.34       15.81        6.88
December 31, 1994..............     10.50       9.875         9.61       9.30       10.37        3.08
March 31, 1995.................    10.375       10.00         9.58       9.32        9.39        5.49
June 30, 1995..................     10.50       9.875         9.61       9.35        9.33        5.22
September 30, 1995.............     10.50       10.00        10.25       9.35       10.37        6.33
December 31, 1995..............    10.375       9.875         9.64       9.32        8.01        4.28
March 31, 1996.................    10.125       10.00         9.62       9.32        7.54        3.95
June 30, 1996..................    10.125        9.75         9.66       9.35        5.71        2.97
September 30, 1996.............      9.75       9.625         9.61       9.49        2.09        0.16

CAPITAL SHARES

                                                                                 PREMIUM (DISCOUNT)
                                                                                    TO NET ASSET
                                  MARKET PRICE            NET ASSET VALUE               VALUE
                               -------------------       -----------------       -------------------
       QUARTER ENDED            HIGH         LOW          HIGH       LOW          HIGH         LOW
----------------------------   -------     -------       ------     ------       ------       ------
March 31, 1994..............   $10.875     $ 9.375       $13.63     $12.52       (19.80)%     (28.12)%
June 30, 1994...............    10.625        9.00        12.57      11.58       (22.28)      (25.43)
September 30, 1994..........     9.625       8.875        12.49      11.59       (20.94)      (24.94)
December 31, 1994...........     9.625       8.875        12.00      10.85       (15.90)      (21.08)
March 31, 1995..............    10.125        9.00        12.06      11.25       (11.97)      (18.89)
June 30, 1995...............    11.125       9.875        13.24      12.13       (15.05)      (18.77)
September 30, 1995..........    12.125       11.00        14.38      13.54       (14.25)      (18.22)
December 31, 1995...........    12.125       11.50        14.25      13.43       (13.44)      (17.14)
March 31, 1996..............    12.375       11.50        14.25      13.43       (11.55)      (14.75)
June 30, 1996...............     13.25       12.25        14.98      14.43        (8.18)      (13.97)
September 30, 1996..........     13.50       12.75        14.99      14.23        (9.94)      (11.33)

     On July 31, 1997, as required by the Company's Current Charter, the Company will redeem all of its outstanding Income Shares. After considering the options available as provided in the Current Charter (i.e., to offer to acquire the outstanding Capital Shares or to submit a proposal to stockholders either to liquidate or to convert to open-end status), the Board of Directors decided that submitting to stockholders a proposal to convert to open-end status was the appropriate alternative and in the best interests of the Company and its stockholders. The Board believes that as an open-end company, holders of Capital Shares of the Company will have an ongoing opportunity to realize the value of their investment. At the same time, the Board of Directors believes that operating the Company as an open-end investment company would be beneficial to the Company and its stockholders. Through the continuous offering of its shares the Company would have an ongoing source of new capital available for investment. Depending on the level of new share purchases as compared with share redemptions, and certain other factors, Company assets may increase as a result of such purchases. Such asset growth could enable the Company to achieve certain expense reductions attributable to economies of scale, although there is no assurance that expense reductions will result. It is also possible, however, that after the conversion, Company assets may decrease and/or Company expenses may increase (see "Changes in Company Operations as a Result of Conversion to an Open-End Investment Company -- (d) Expenses; Potential Net Redemptions" below).

     At the meeting held on September 27, 1996, the Board of Directors, including the Directors who are not interested persons of the Company (the "Independent Directors"), determined that conversion of the Company to an open-end investment company is in the best interests of the Company and its stockholders at this time and was the better option of the three options provided in the Company's Current Charter. In addition, at such meeting, the Board of Directors adopted a resolution setting forth an amendment to the Company's Current Charter in the form of the Amended Charter and declared such amendment to be advisable and directed that the Amended Charter be submitted for consideration by the holders of Capital Shares at the Meeting. As described further below, at that meeting, the Directors, including the Independent Directors, also considered and approved new arrangements for the management, distribution and operation of the Company as an open-end investment company, including certain changes to the Company's investment objective, investment policies and investment restrictions. Holders of the Company's Capital Shares are now being asked to approve the conversion of the Company to an open-end investment company along with those additional matters.

CHANGES IN COMPANY OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END INVESTMENT COMPANY

     The Company is currently registered as a closed-end investment company under the Investment Company Act. Except under certain specified circumstances, closed-end investment companies do not redeem their outstanding shares of stock. In addition, while it is theoretically possible for such companies to engage in a continuous offering of their shares, the existence of market discounts often make such offerings impracticable. Thus, closed-end investment companies generally operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold on national securities exchanges. The Company's Capital Shares and Income Shares are currently traded on the NYSE. The Company's Capital Shares will be delisted from the NYSE, however, if the Company's conversion to an open-end investment company is approved and consummated. The Company's Income Shares will be delisted from the NYSE following their redemption.

     In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the company and receive an amount approximately equal to the net asset value of the shares. Open-end investment companies (including the Company, if the proposed conversion is effected) also typically continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

     Some of the other legal and practical differences between the Company's present operation as a closed-end investment company and its likely operation as an open-end investment company are as follows:

          (a) Acquisition and Disposition of Shares. Stockholders presently pay brokerage commissions in connection with the purchase and sale of the Company's Income Shares and Capital Shares on the NYSE. If the Company were to be converted into an open-end investment company, investors wishing to acquire shares of the Company's common stock would be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with MLFD, which would be the Company's principal underwriter (the "Distributor"), or directly from Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which would become the Company's transfer agent (the "Transfer Agent"). Such shares would be purchased at their net asset value plus any applicable initial sales charge. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Company at the then current net asset value of the shares or at such net asset value less any applicable contingent deferred sales charge ("CDSC") as may be fixed by the Board of Directors. The Company's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Company. Reference is made to "Implementation of the Merrill Lynch Select Pricing(SM) System" in Item 7 for a description of the Select Pricing System, including the proposed sales charges, pursuant to which investors in the Company may select one of the alternative sales charge arrangements upon the purchase of shares. Holders of Capital Shares will not incur any sales charges upon conversion nor will such shares be subject to any ongoing account maintenance or distribution fees.

          The Board of Directors also reserves the right to redeem Company shares in kind if, in the opinion of MLAM, such a redemption would be advisable. If redemptions are made in kind, a stockholder would incur transaction costs in disposing of any securities received. The Board has no current intention to redeem Company shares in kind.

          (b) Stockholder Meetings. Stockholders will have fewer voting opportunities if the Company converts to open-end status, since the Company ordinarily will not hold annual stockholder meetings. As discussed above, the Company's Shares are presently listed on the NYSE in order to provide a liquid trading market for Company Shares. Exchange rules generally provide for annual meetings of the stockholders of listed companies for the election of directors. The Company's Current Charter presently provides for two directors to be elected by the holders of Income Shares, two directors to be elected by the holders of Capital Shares and the remaining directors to be elected by the holders of Income Shares and Capital Shares voting together as a single class. All Directors are elected for a term of office of one year. If the Company's Income Shares are redeemed and the proposal to convert the Company to an open-end investment company is approved, the Company's Shares will be delisted and voting for the election of directors will be determined solely by reference to the Company's Amended Charter, the Investment Company Act and Maryland corporate law.

          Under the Investment Company Act, the Company would be required to hold a stockholder meeting if the number of Directors elected by the stockholders were less than a majority of the total number of

     Directors, or if a change were sought in the fundamental investment policies of the Company, in the Investment Advisory Agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act (where such change involved a material increase in Company expenses).


          Maryland corporate law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end investment company registered under the Investment Company Act so provides, the company is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's Current Charter and By-Laws do not presently so provide. However, the Board of Directors has approved amended By-Laws, which will go into effect if the proposal to convert the Company to an open-end investment company is approved and consummated, which provide that the Company will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Thus, the Company does not intend to hold annual meetings in any year in which it is not so required.


          While, as described above, Maryland corporate law would not require the Company to hold annual meetings of stockholders, such law requires the directors to call a special meeting of stockholders when requested in writing to do so by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months. The By-Laws that will go into effect if the Company converts to an open-end investment company reduce the Maryland corporate law requirement that stockholders entitled to cast at least 25% of the votes entitled to be cast at the special meeting request a meeting to at least 10% of the votes entitled to be cast request a meeting.

          The holders of the Company's Capital Shares will continue to have one vote on each matter submitted to a vote of stockholders if the Company converts to open-end status. Under Maryland corporate law and the Amended Charter, the Board of Directors would have the authority to increase the number of shares of any class the Company is authorized to issue and may reclassify unissued shares into additional classes of stock and may also reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders. As discussed in "Implementation of the Merrill Lynch Select Pricing(SM) System" in Item 7 herein, the Board of Directors has approved the Select Pricing System, a multi-class distribution system involving the issuance of four classes of shares bearing different expenses specifically related to the distribution of shares of each class. The four classes will have the same rights except that each class will vote separately as a class with respect to any distribution plan applicable to such class.

          (c) Determination of Net Asset Value. The net asset value of the Company presently is determined as of fifteen minutes after the close of business on the NYSE (generally 4:00 p.m., New York time), on the last business day in each week. SEC regulations under the Investment Company Act generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most such companies are published daily by leading financial publications. It is anticipated that the net asset value of the Company will be similarly published.

          (d) Expenses; Potential Net Redemptions. The Company's expenses may increase upon conversion to an open-end investment company, either as a result of the cost of additional services typically available to an open-end company or because of higher operating costs. For example, transfer agency costs will likely increase as a result of the processing of ongoing purchase and redemption requests. In addition, conversion to open-end status could result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Company. As a result of that decrease in size, the Company could experience an increase in its expense ratio, i.e., the Company's ratio of operating costs to average net assets. On the other hand, this result could be offset by new sales of the Company's shares and reinvestment of dividends and capital gains distributions in shares of the Company. All other things being equal, if the Company's asset base were to decrease, producing an increase in the expense ratio, the Company may experience a lower return than is currently being produced. For the fiscal year ended December 31, 1995, the Company's total expenses aggregated 0.79% of its average net assets. For the period from January 1, 1996 to September 30, 1996, total expenses aggregated 0.79% (unaudited) of the Company's average net assets on an annualized basis. In addition, the Company might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses) and in brokerage and other transactional expenses.

          Significant net redemptions could also cause the Company to become too small to be considered economically viable. In that event, the Board of Directors would consider alternatives to continuing the Company's operations, ranging from merger of the Company with another investment company to liquidation of the Company.

          (e) Elimination of Discount or Premium. The fact that stockholders who wish to realize the value of their shares will be able to do so by redemption will eliminate any market discount from net asset value. It will also eliminate any possibility that the Company's shares will trade at a premium over net asset value. If the proposal to convert the Company to an open-end investment company is approved by the stockholders, the discount may be reduced prior to the date of such conversion to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the prospect of the Company becoming an open-end company.

          (f) Dividends. The Company intends to provide the opportunity for stockholders to elect to receive dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Company. There are no sales charges imposed upon dividend reinvestments. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value. At the time of conversion, stockholders will automatically be enrolled in the dividend reinvestment plan unless the Company receives instructions that the investor wishes to receive his or her distributions and dividends in cash. New stockholders may elect on the purchase application either to participate in the dividend reinvestment plan or to receive their dividends and distributions in cash. If no choice is made on the application, dividends and distributions will be automatically reinvested.

          (g) Portfolio Management. Unlike open-end investment companies, closed-end investment companies are not subject to redemptions at the option of its stockholders which might cause them to sell portfolio securities at disadvantageous times or to maintain adequate reserves of cash or cash equivalents in order to meet such redemptions. (The Company, however, is subject to the provision in its Current Charter that all Income Shares be redeemed on July 31, 1997.) The sale of portfolio securities could increase transaction costs, taxable distributions and portfolio turnover. The absence of redemptions also enables closed-end companies to be more fully invested than open-end companies by obviating the need to maintain such cash reserves. Similarly, the additional reserves of cash that may be maintained by open-end companies to meet anticipated net redemptions could reduce the Company's investment flexibility and the scope of its investment opportunities. On the other hand, a positive cash flow resulting from ongoing sales could potentially better enable the Company to take advantage of investment opportunities. The Company's investment objective and policies are proposed to be amended, see Item 4. "Approval of Change in Investment Objective and Policies". The Company is also submitting for stockholder approval, as part of the proposal to convert to open-end status, the approval of amended fundamental investment restrictions. See
     Item 5. "Adoption of Amended Fundamental Investment Restrictions".


          (h) Illiquid Securities. An open-end investment company is subject to the Investment Company Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. The Company's investment restrictions currently limit investment in "restricted securities" to 10% of total assets. Therefore, if the Company is converted to an open-end investment company, and the new slate of fundamental investment restrictions is approved, the limitation on the Company's purchase of "restricted securities" will be increased. Investment of the Company's assets in illiquid securities may restrict the ability of the Company to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity may be particularly acute in situations in which the Company's operations require cash, such as when the Company redeems shares or pays dividends, and could result in the Company borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. See "(i) Senior Securities and Borrowings" below.



          (i) Senior Securities and Borrowings. The Investment Company Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is an asset coverage of at least 300% for all borrowings. Similarly, open-end investment companies may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness if an asset coverage of 300% is met. Closed-end companies may incur such indebtedness with respect to any type of lender; they are not limited to bank borrowings. In addition, closed-end investment companies may issue "senior securities" representing stock, such as preferred stock, where there is an asset coverage of at least 200% and certain other requirements are met. This ability to issue senior securities may give closed-end companies more flexibility than open-end companies in "leveraging" their stockholders' investments. The Company presently is subject to an investment restriction that it may not borrow amounts in excess of 10% of its total assets taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes. The Income Shares, which will be redeemed on July 31, 1997, serve to leverage the Capital Shares as a "senior security" representing stock.


          The Company intends to be unleveraged after conversion to open-end status. Accordingly, although the amended fundamental investment restrictions being submitted to stockholders at the Meeting provide in restriction (6) that the Company may borrow money from a bank in an amount up to 33 1/3% of its total assets (an increase over the current restriction which limits borrowings to 10% of total assets), proposed non-fundamental investment restriction (d) further restricts such borrowings. Such non-fundamental investment restriction permits only borrowings from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% of total assets and permits short-term credit as necessary for the clearance of purchases and sales of portfolio securities. As an open-end fund the Company is required to meet redemptions on a daily basis, and the ability to borrow when necessary may assist the Company from time to time in meeting redemptions when otherwise it might be required to liquidate portfolio investments under disadvantageous circumstances. See Item 5. "Adoption of Amended Fundamental Investment Restrictions".


          (j) Stockholder Services. If this proposal is approved and the Company becomes an open-end investment company, stockholders will have access to various services that are often available to stockholders in such a company. These will include participation in an exchange privilege which allows stockholders of the Company to exchange their shares for shares of certain other mutual funds advised by FAM or MLAM, the use of the Company for retirement plans, and the facility for stockholders to effect various transactions by telephone. Details of such services will be disclosed in the Company's prospectus and statement of additional information. The cost of such services would normally be borne by the Company rather than by individual stockholders.

          (k) Distribution Plans. An open-end investment company is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act. If the Company is converted to an open-end investment company, and implementation of the Select Pricing System is approved, the Company intends to adopt distribution plans pursuant to Rule 12b-1 with respect to the new classes of shares of the Company in order to pay for the costs incurred in distributing such shares and providing ongoing stockholder account maintenance. Capital Shares of the Company currently outstanding will be designated Class A shares under the Select Pricing System and will not be subject to such a Rule 12b-1 fee. See "Implementation of the Merrill Lynch Select Pricing(SM) System" below in Item 7.

          (l) Minimum Investment. If the Company is converted to an open-end investment company, it will adopt requirements that an initial investment in Company shares and any subsequent investment must be in a specified minimum amount in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Company expects that the minimum initial investment requirement will be $1,000 and the minimum subsequent investment requirement will be $50. The Company may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing stockholders at the time of conversion, except with respect to minimums for subsequent investments.

          (m) Qualification as a Regulated Investment Company. The Company intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. To qualify for this treatment the Company must currently meet several requirements, one of which is that less than 30% of the Company's gross income in each taxable year be derived from the sale or other disposition of securities, options or futures contracts held for less than three months. MLAM anticipates that the Company will continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement will be met under all possible circumstances, particularly if the Company is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions of Company shares.

          (n) Stock Certificates. If Items 3 and 7, are approved, currently issued and outstanding Capital Shares will be classified as "Class A shares" under the Select Pricing System. If Item 3 is approved, but Item 7 is not, currently issued and outstanding Capital Shares will be classified as Common Stock. In either case, each certificate representing Capital Shares of the Company as a closed-end investment company will automatically represent the same number of shares of the Company as an open-end investment company.

CHANGING THE COMPANY'S SUB-CLASSIFICATION TO AN OPEN-END INVESTMENT COMPANY

     If the proposed conversion to open-end status is approved, the Board will take such other actions as are necessary to effect the conversion. Since shares of an open-end investment company are offered to the public on a continuous basis, the Company will enter into a Distribution Agreement with the Distributor with respect to its shares in a form approved by the Directors, including a majority of the Independent Directors (and, if the Select Pricing System is approved, will enter into a separate Distribution Agreement with respect to each of Class A, Class B, Class C and Class D shares). A registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Company and appropriate state securities law filings will be made, and, if conversion is approved, immediately prior to the Effective Time, the Company will file the Amended Charter with the State Department of Assessments and Taxation of Maryland. Conversion is not, however, conditioned upon prior or simultaneous receipt of regulatory approvals or entry into contractual arrangements regarding the sale of Company shares. In any event, all of the above actions and the effectiveness thereof will be contingent upon the completion of the redemption of Income Shares in accordance with the Current Charter.


     Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred in connection with the change from a closed-end to an open-end investment company, including costs associated with the preparation and filing of the Amended Charter, the preparation of a registration statement and prospectuses as required by federal securities laws (including printing and mailing costs) and the payment of necessary filing fees under the securities laws of various states. The Company estimates that these additional costs, which will be paid by the Company, will range from approximately $200,000 (unaudited) to $275,000 (unaudited), or between $.017 (unaudited) and $.024 (unaudited) per Capital Share based on the current number of Capital Shares outstanding. Management anticipates that substantially all of these costs will be incurred by the Company prior to the effective date of the conversion.



     In the opinion of Brown & Wood LLP, counsel to the Company, neither the Company nor its stockholders will realize gain or loss for tax purposes as a result of the Company's conversion. Such opinion is based upon the view that the conversion does not, for federal income tax purposes, involve the exchange or disposition of a stockholder's holdings in the Company, or even if the conversion were to be deemed an exchange of a stockholder's holdings in the Company for federal income tax purposes, such exchange would be tax-free to stockholders pursuant to Section 1036 of the Code. However, the stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares.

     Payment for any such redemption will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures as will be specified in the prospectus). Such payment may be postponed or the right of redemption suspended at times (a) when the NYSE is closed for other than customary weekends and holidays, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

APPROVAL OF THE COMPANY'S AMENDED CHARTER

     Approval of amendments to the Company's Current Charter in the form of the Amended Charter includes approval of conversion to open-end status, approval of an increase in the number of authorized shares of capital stock and approval of the change of name to Merrill Lynch Convertible Fund, Inc., each of which is provided for in various sections of the Amended Charter.

     It is intended that if the proposed conversion to open-end status is approved, the Company will be organized as set forth in the Company's Amended Charter in the form approved by the Board of Directors at their meeting on September 27, 1996 and included as Exhibit A hereto. The Amended Charter renames the Company as "Merrill Lynch Convertible Fund, Inc.", provides for an increase in the number of authorized shares of capital stock and authorizes the issuance of securities redeemable at the option of the stockholders at net asset value. In connection with such Amended Charter, the Board of Directors has adopted new By-Laws, which will go into effect upon conversion to an open-end company, reflecting the necessary conforming changes. The Amended Charter differs substantially from the Company's Current Charter. The differences are attributable for the most part to the fact that the Amended Charter is prepared for an open-end fund which, among other things, extends to stockholders the option to redeem their shares at net asset value and provides the Board with the flexibility to issue multiple classes of shares and to classify and reclassify such shares (whether issued or unissued) without stockholder action while the Current Charter reflects the Company's organization as a dual purpose closed-end fund authorized to issue Income Shares and Capital Shares.

     The Company's Current Charter provides that the vote of at least two-thirds of the shares of each class, voting separately as a class, is required for the adoption of (a) any amendment to the Current Charter that would alter or change the rights or preferences of that class of shares adversely, or would increase or decrease the amount of authorized shares of that class or change the par value, or (b) any proposal for voluntary or involuntary dissolution, or (c) any proposal for a merger or consolidation or share exchange or sale of substantially all of the Company's assets.

     The Amended Charter provides for an increase in authorized capital stock from 30,000,000 shares to 400,000,000 shares. Thereafter, under the Amended Charter and Maryland corporate law the Company's Board of Directors will have the authority to increase the number of shares the Company is authorized to issue as well as the number of shares of any class and may classify unissued shares into additional classes of stock and may also reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders.


     As noted above, the Current Charter requires a greater than majority vote of stockholders (i.e., a two-thirds vote) for approval of a merger or consolidation. Pursuant to the terms of the Amended Charter and the provisions of Maryland corporate law, a merger or consolidation might not be subject to a stockholder vote at all depending on the structure of the transaction, and in any case would, under the Amended Charter, require only the affirmative vote of a majority of the shares entitled to vote on the transaction. Under Maryland corporate law, a transfer of assets or a share exchange between registered open-end investment companies does not require the vote of the stockholders of the surviving or acquiring corporation. In the case of a restructuring accomplished by merger or consolidation, the stockholders of the surviving or acquiring corporation may not be entitled to vote on the transaction if, among other things, the merger does not reclassify or change such corporation's outstanding capital stock and the number of shares issued in the merger does not equal more than 15 percent of the number of such shares outstanding. Therefore, following conversion to open-end status, the Company's stockholders might not have an opportunity to consider or vote on any proposed reorganization if the Company were to be the acquiring or surviving corporation.


VOTE REQUIRED

     The proposal regarding a change in the Company's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, and approval of the Amended Charter, each requires the affirmative vote of two-thirds of the outstanding Capital Shares, voting in person or by proxy. The Board of Directors recommends a vote "FOR" Item 3.

     IF THE REQUIRED FAVORABLE VOTE IS NOT ALSO OBTAINED ON ANY OF ITEMS 4, 5 AND 6 (THE OTHER OPEN-ENDING PROPOSALS), THE COMPANY WILL NOT CONVERT TO OPEN-END STATUS AND THE BOARD OF DIRECTORS WILL HAVE TO CONSIDER OTHER ALTERNATIVES INCLUDING A COMPANY TENDER OFFER FOR THE CAPITAL SHARES OR LIQUIDATION OF THE COMPANY.

        ITEM 4.  APPROVAL OF CHANGE IN INVESTMENT OBJECTIVE AND POLICIES

     The Company currently has a dual investment objective (a) long-term capital appreciation and (b) current and long-term growth of income. The Company seeks to achieve its objectives by investing primarily in convertible debt securities and convertible preferred stocks. Such convertible securities may or may not be rated by a national rating agency. Under normal conditions, the Company invests at least 70% of its total assets in such securities. The Company may also invest up to 20% of its assets in money market instruments (including certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements) and up to 10% of its assets in common stocks when deemed appropriate by MLAM, the Company's investment adviser, subject to review by the Board of Directors of the Company, in light of the dividend return and potential capital appreciation offered by particular stocks. For temporary defensive purposes, the Company may invest a higher percentage of its assets in money market instruments.

     The designation of the Company's capital stock into Income Shares and Capital Shares reflected the Company's dual purpose of current and long-term growth of income and long-term capital appreciation, respectively. If the Company's Income Shares are redeemed as provided in the Current Charter and the proposal to convert the Company to an open-end investment company is approved and consummated, the Board has determined to change the Company's investment objective and policies to provide greater flexibility.

Generally the investment objective of the Company is a fundamental policy of the Company that may be changed only by stockholder vote. The investment policies of the Company, on the other hand, are non-fundamental and may not be changed unless and until (i) the Board of Directors of the Company explicitly authorizes, by resolution, a change in the investment policy and (ii) the prospectus of the Company is amended to reflect the change in policy and, if appropriate, to include additional disclosure. It is therefore proposed that the stockholders consider changing the Company's investment objective to permit the Company to seek high total return from a combination of capital appreciation and investment income. The Company will seek to achieve its objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Company will invest at least 65% of its assets in convertible securities and synthetic convertible securities. Such convertible securities and synthetic convertible securities can be issued by both United States and non-United States issuers. The Company does not currently invest in synthetic convertible securities. The Board is also recommending revision of the Company's fundamental investment restrictions, among other things, to permit the Company to invest on an international basis. See Item 5 "Adoption of Amended Fundamental Investment Restrictions" below.


     The Company is currently classified as a diversified investment company under the Investment Company Act. As an open-end investment company the Company intends to be classified as a non-diversified investment company, which means that the Company will not be limited by the Investment Company Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Company may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Company, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. To qualify as a regulated investment company, the Company will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Company's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Company will not own more than 10% of the outstanding voting securities of a single issuer. A company which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Company assumes large positions in the securities of a small number of issuers, the Company's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Company may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.


     In connection with the proposed change in its investment objective and policies, the Company is also proposing the adoption of amended fundamental investment restrictions which are consistent with the Company's operation as an open-end investment company and with such revised investment objective. See Item 5 "Adoption of Amended Fundamental Investment Restrictions" below.


VOTE REQUIRED

     The proposal to change the Company's investment objective and policies requires the affirmative vote of a majority of the Company's outstanding Capital Shares (which for this purpose and under the Investment

Company Act means the lesser of (i) 67% or more of the Capital Shares present at the Meeting, if more than 50% of the outstanding Capital Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Capital Shares). The Board of Directors recommend a vote "FOR" Item 4.

     IF THE REQUIRED FAVORABLE VOTE IS NOT ALSO OBTAINED ON ANY OF ITEMS 3, 5 AND 6 (THE OTHER OPEN-ENDING PROPOSALS), THE COMPANY WILL NOT CONVERT TO OPEN-END STATUS AND THE BOARD OF DIRECTORS WILL HAVE TO CONSIDER OTHER ALTERNATIVES INCLUDING A COMPANY TENDER OFFER FOR THE CAPITAL SHARES OR LIQUIDATION OF THE COMPANY.

        ITEM 5.  ADOPTION OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each of the FAM/MLAM Advised Funds has adopted investment restrictions that govern generally the operations of the fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Company, while non-fundamental investment restrictions may be changed by the Company's Board of Directors if it deems it in the best interest of the Company and its stockholders to do so. In addition to investment restrictions, the Company operates pursuant to investment objectives and policies that govern the investment activities of the Company and further limit its ability to invest in certain types of securities or engage in certain types of transactions. The investment objective and policies are also proposed to be changed (see Item 4 herein). You should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Company to seek a stockholder vote to amend the restriction to conform to applicable law, as revised.

     In 1994 MLAM created a set of standard fundamental investment restrictions which were approved by the stockholders of each of the FAM/MLAM Advised Funds utilizing the Select Pricing System (the "Select Pricing Funds"). These restrictions, which are proposed to be adopted by the Company, are designed to provide the Company with as much investment flexibility as possible under the Investment Company Act, help promote operational efficiencies and facilitate monitoring of compliance.

     Adoption of the proposed investment restrictions is not expected to affect materially the current operations of the Company. In this regard, the Board of Directors proposes in connection with its conversion to open-end status, that the Company adopt, as described below, the proposed investment restrictions.

     The proposed fundamental investment restrictions restate many of the fundamental restrictions currently in effect for the Company. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in applicable laws and regulations or in the securities markets since the inception of the Company. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the stockholders of the Company, and the costs of stockholder meetings for these purposes generally are borne by the Company and its stockholders. Once the Company converts to an open-end fund, annual stockholder meetings will no longer be required. See "Changes in Company Operations as a Result of Conversion to an Open-End Investment Company -- (b) Stockholder Meetings" in Item 3. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Company and its stockholders, without incurring the costs of seeking a stockholder vote.

     The Company's current investment restrictions are set forth in Exhibit B hereto.

     Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the Company. No commentary follows a restriction where the restriction is substantially identical to the existing restriction.

     Under the proposed fundamental investment restrictions, the Company may not:

          1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        Commentary: Currently the U.S. Government and its agencies and instrumentalities are not explicitly excluded from the definition of industry. However, such entities have not been considered to constitute "industries" for purposes of concentration and therefore explicit reference to such entities in the proposed restriction does not change the Company's concentration policy.

          2. Make investments for the purpose of exercising control or management. Investments by the Company in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.


        Commentary: This restriction is identical to the current restriction except that certain explanatory language has been added to clarify that investment by the Company in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. The Company proposes to invest on an international basis if its conversion to open-end status and the other proposals contained in this Proxy Statement are approved. Certain countries do not permit direct investment by foreign corporations and the Company may obtain exposure to such markets only by forming an investment vehicle, which would be wholly-owned by the Company, to make such investments. The fact that the Company owned 100% of the stock of such investment vehicle should not be considered an investment for the purpose of exercising control or management.


          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Company may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Company may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in this prospectus and the statement of additional information, as they may be amended from time to time.

        Commentary: This combines two of the Company's current restrictions. With regard to making loans to other persons, the proposed restriction virtually restates the current restriction. The proposed restriction regarding lending portfolio securities is also virtually identical to the Company's current restriction which prohibits the Company from lending securities in excess of 33 1/3% of its total assets. The proposed restriction prohibits lending portfolio securities except in accordance with applicable law. Applicable law generally permits the lending of portfolio securities in an amount up to 33 1/3% of the Company's total assets, provided such loans are made in accordance with prescribed guidelines which are typically set forth in the statement of additional information.

          5. Issue senior securities to the extent such issuance would violate applicable law.

        Commentary: As a closed-end fund the Company was not prohibited from issuing senior securities. The proposed restriction includes a limitation on the issuance of senior securities based upon applicable law. Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Company has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Company for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Company's total assets when the loan is made.

        Certain other investment techniques, which involve leverage or establish a prior claim to the Company's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which the Company can issue senior securities is governed by applicable law, must be set forth in the Company's prospectus and statement of additional information and may be changed only upon resolution of the Board.

          6. Borrow money, except that the Company (i) may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Company may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Company may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Company's investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

        Commentary: The Company currently has several express limitations on various forms of borrowing (see Exhibit B, restrictions 7, 11 and 12) which are more restrictive than the limitations set forth in proposed fundamental restriction 6 and non-fundamental restriction (d).


        For example, under its current restrictions, the Company may not borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks, as a temporary measure for extraordinary or emergency purposes. Although under the proposed fundamental investment restrictions the Company is permitted to borrow from banks in amounts up to 33 1/3% of its total assets, proposed non-fundamental investment restriction (d) limits such borrowings to borrowing as a temporary measure for extraordinary or emergency purposes or to meet redemptions and permits short-term credit as necessary for the clearance of purchases and sales of portfolio securities. Also see

        "Changes in Company Operations as a Result of Conversion to an Open-End Investment Company -- (i) Senior Securities and Borrowings" in Item 3. Borrowings increase the Company's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income.


        With regard to purchases on margin, under currently applicable law, the Company may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Company may obtain such short-term credit as necessary for the clearance of transactions. This is therefore essentially identical to the Company's current restriction on margin borrowings. However, the Company may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (8) below, without regard to this prohibition.

          7. Underwrite securities of other issuers, except insofar as the Company technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent the Company may do so in accordance with applicable law and the Company's prospectus and statement of additional information, as they may be amended from time to time, and without the Company registering as a commodity pool operator under the Commodity Exchange Act.

        Commentary: The Company currently prohibits as a fundamental policy, purchase or sale of commodities or contracts on commodities. In general, the Company currently does not anticipate investment directly in tangible commodities other than currency and would be greatly restricted from making such direct investments by the current provisions of the Federal tax laws; however, the Company may invest in financial instruments linked to commodities as described below. Adoption of the proposed restrictions will enable the Company to invest in commodities only in accordance with applicable law and with the Company's investment policies as stated in the Company's prospectus and statement of additional information.

        Certain funds advised by MLAM have obtained an exemptive order from the SEC which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

        Regulations of the Commodity Futures Trading Commission applicable to the Company provide that futures trading activities, as described in the Company's prospectus and statement of additional information, will not result in the Company being deemed a "commodity pool operator" as defined under such regulations if the Company adheres to certain restrictions. In particular, the Company may, as a matter of investment policy, purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. In addition, the Company may invest in securities whose potential investment returns are based on the change in value of specific commodities.

     Additional non-fundamental investment restrictions proposed to be adopted by the Company, which may be changed by the Directors without stockholder approval, provide that the Company may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently allows the Company to purchase the securities of other investment companies only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Company, (ii) 5% of the Company's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Company's total assets, taken at market value, would be invested in such securities, and (iv) the Company, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Company in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

        Commentary: As a fundamental investment restriction the Company is currently prohibited from investing in other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. The proposed restriction is non-fundamental and prohibits investment in other investment companies except as permitted by applicable law. The provisions of applicable law are set forth in this non-fundamental restriction (a).

          b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law.

        Commentary: The Company's current restriction is fundamental and prohibits short sales or maintaining a short position "unless at all times when a short position is open the Company owns, or has the right to acquire without payment of any further consideration, an equal amount of such securities" which is essentially a short sale "against the box". The Company is currently restricted with respect to short sales "against the box" to up to 15% of total assets, taken at market value.

        Under currently applicable law, short sales are considered to involve the creation of senior securities. A fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with SEC guidelines which are described in such fund's prospectus.

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Company has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (each, a "Rule 144A Security") and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (c).

        Commentary: As a fundamental restriction, the Company is presently limited to investing in "restricted securities" only up to 10% of its total assets, whereas, under the proposed non-fundamental restrictions, the Company could invest as much as 15% of its net assets in "restricted securities".

        Under current SEC interpretations, a fund may purchase, without regard to the percentage limitation set forth in the investment restriction regarding "restricted securities", securities which are not registered under the Securities Act provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and Rule 144A Securities which can be offered and sold to "qualified institutional buyers". Currently, if the Company invests in Rule 144A Securities, such securities will be included in the 10% of its total assets which may be invested in "restricted securities" under the Company's current investment restrictions.

        The proposed investment restriction would increase the Company's flexibility with respect to the amount of securities deemed illiquid in which the Company may invest up to the current SEC limit, assuming that the Fund is not otherwise limited with respect to investment in illiquid securities.

          d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Company (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings,
     (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Company from purchasing securities on margin. The deposit or payment by the Company of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Company. Such leveraging or borrowing increases the Company's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Company will not purchase securities while borrowings exceed 5% of its total assets.

     Elimination of Certain Restrictions. The Company's current investment restriction relating to investment in foreign securities has been eliminated from the proposed investment restrictions. Certain funds that commenced operations more than 10 years ago were required by state blue sky regulations then in effect to include an investment restriction limiting or prohibiting investment in foreign securities. More recently, funds are no longer required to state this policy as an investment restriction but instead include investment policies with respect to foreign securities in their prospectus and statements of additional information. As noted in Item 4 above, the securities in which the Company intends to invest as an open-end investment company may be issued by both United States and non-United States issuers and it is anticipated that at times a substantial portion of the Company's portfolio may be invested in securities of non-United States issuers.

     The Company is currently prohibited from writing, purchasing or selling puts, calls or combinations thereof. The amended fundamental and non-fundamental restrictions contain no such prohibition. Open-end investment companies are commonly permitted to write, purchase or sell puts, calls, straddles, spreads or combinations thereof. The Company's prospectus and statement of additional information will contain disclosure about the extent the Company will engage in such investments.

     The Company currently is classified as a diversified investment company under the Investment Company Act and its current investment restriction (1) (see Exhibit B) prohibits it from investing in securities inconsistent with its classification as diversified under the Investment Company Act. As an open-end investment company, the Company intends to be classified as a non-diversified investment company. See Item 4 "Approval of Change in Investment Objective and Policies" herein.

VOTE REQUIRED

     The proposal to amend the Company's fundamental investment restrictions requires the affirmative vote of a majority of the Company's outstanding Capital Shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the Capital Shares present at the Meeting, if more than 50% of the outstanding Capital Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Capital Shares). The Board of Directors recommends a vote "FOR" Item 5.

     IF THE REQUIRED FAVORABLE VOTE IS NOT ALSO OBTAINED ON ANY OF ITEMS 3, 4 AND 6 (THE OTHER OPEN-ENDING PROPOSALS), THE COMPANY WILL NOT CONVERT TO OPEN-END STATUS AND THE BOARD OF DIRECTORS WILL HAVE TO CONSIDER OTHER ALTERNATIVES INCLUDING A COMPANY TENDER OFFER FOR THE CAPITAL SHARES OR LIQUIDATION OF THE COMPANY.


           ITEM 6. APPROVAL OR DISAPPROVAL OF AN AMENDED INVESTMENT ADVISORY AGREEMENT AND A SUB-ADVISORY AGREEMENT



     On July 22, 1985, the Company entered into an investment advisory agreement (the "Investment Advisory Agreement"), pursuant to which MLAM serves as the investment adviser to the Company (the "Investment Adviser"), and the Board of Directors of the Company approved the Investment Advisory Agreement to remain in effect for a period ending March 31, 1987. The Investment Advisory Agreement was approved by the sole stockholder of the Company on July 22, 1985. Most recently, on March 21, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for a period of one year. In their consideration of this matter, the Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services provided to the Company by MLAM and comparative data with respect to the advisory and management arrangements of other investment companies. The Directors also received information as to the profitability of MLAM for providing such services.



     At the Meeting, holders of the Company's Capital Shares are being asked to consider amending the Investment Advisory Agreement to reflect the Company's status as an open-end company and to approve the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between MLAM and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."). If stockholders approve the Company's conversion to open-end status and the conversion is consummated, the Investment Advisory Agreement will be amended as proposed (and as amended will be referred to herein as the "Amended Advisory Agreement") and MLAM will enter into the Sub-Advisory Agreement with MLAM U.K. If stockholders approve the Company's conversion and the conversion is consummated, the Amended Advisory Agreement and the Sub-Advisory Agreement will remain in effect for so long as they are approved annually by Directors (including a majority of the Independent Directors) as described above and are not otherwise terminated. See "Duration and Termination" below. If, however, the Company does not convert to open-end status, the current Investment Advisory Agreement will continue in effect for the period previously approved by the Directors and thereafter, for so long as it is approved annually by such Directors.

TERMS OF THE INVESTMENT ADVISORY AGREEMENT


     The current Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Company, MLAM is responsible for the actual management of the Company's portfolio and for the review of the Company's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with MLAM, subject to review by the Board of Directors. MLAM provides the portfolio managers for the Company, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. MLAM is also obligated to perform certain administrative and management services for the Company and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Company, MLAM receives from the Company a quarterly fee at the annual rate of 0.60% of the average weekly net assets of the Company ("average weekly net assets" is determined at the end of each fiscal quarter on the basis of the average net assets of the Company for each week during the quarter). The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The Investment Advisory Agreement provides that if the Company fails to meet the Minimum Income Rate Objective (defined in the Investment Advisory Agreement and discussed below) as of the close of any fiscal quarter, the investment advisory fee for such quarter will be reduced by 25% of such fee payable for that quarter.

     The Company has a stated objective (a "Minimum Income Rate Objective") of obtaining a minimum rate of income return (dividend, interest and other income -- other than realized gains, stock dividends and other capital items -- before expenses for the prior twelve months divided by average month-end total net assets for the prior twelve months) equal to 85% of the yield of the Value Line Convertible Index calculated on the same basis. The Company's Board of Directors believed that such an income goal would give a reasonable current return to holders of Income Shares and, at the same time, permit the Investment Adviser to make investments in convertible securities taking into account the potential for long-term capital appreciation. In determining whether the Minimum Income Rate Objective has been achieved, the most recent Value Line Convertible Index data published during each quarter will be utilized. The Value Line Convertible Index is an index comprised of approximately 585 convertible stocks and debt securities. If, at the end of any quarter, the Minimum Income Rate Objective has not been met, the Investment Adviser's fee payable in that quarter will be reduced by 25% of the fee.

     For the fiscal year ended December 31, 1995, the investment advisory fee paid by the Company to MLAM aggregated $1,570,010, based upon average weekly net assets of approximately $264.0 million. At August 31, 1996 the Company had net assets of approximately $276.4 million. Assuming all Income Shares had been redeemed on that date, the remaining $166.0 million would represent the outstanding Capital Shares. At this asset level the Company's annual investment advisory fee under the Investment Advisory Agreement would aggregate approximately $1.0 million, all of which would be attributable to the Capital Shares.

     Payment of Expenses. The Investment Advisory Agreement obligates MLAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with the investment and economic research, trading and investment management of the

Company, as well as the fees of all Directors of the Company who are affiliated persons of MLAM or any of its affiliates. The Company pays all other expenses incurred in the operation of the Company, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and Transfer Agent, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Company. Accounting services are provided to the Company by MLAM, and the Company reimburses MLAM for its costs in connection with such services. For the fiscal year ended December 31, 1995, the Company reimbursed $110,397 to MLAM for such accounting services.


     In executing securities transactions for the Company, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Company. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.



     For the fiscal year ended December 31, 1995, the Company paid brokerage commissions to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") of $78,106 or 41.8% of the total brokerage commissions paid. Merrill Lynch may be deemed an affiliate of the Company and of MLAM. MLAM is a limited partnership of which ML&Co., a financial services holding company and the parent of Merrill Lynch, is the sole limited partner.


     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Company, or by a majority of the outstanding shares of the Company, and
(b) by the vote of a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party who shall be present in person at a meeting called for the purpose of voting on such approval. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the majority of the stockholders of the Company.


THE AMENDED ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT



     On September 27, 1996, a majority of the Board of Directors, including a majority of the Independent Directors, approved the Amended Advisory Agreement between the Company and MLAM subject to the approval by the stockholders of the conversion of the Company to an open-end investment company and consummation of the conversion. The Board, including a majority of the Independent Directors, also approved the Sub-Advisory Agreement between MLAM and MLAM U.K. In their consideration of the amended investment advisory arrangements, the Directors received information relating to, among other things, alternatives to the proposed arrangements, the nature and quality and extent of the advisory and other services to be provided to the Company by MLAM and comparative data with respect to the advisory and management arrangements of other investment companies.



     The terms of the Amended Advisory Agreement are essentially the same as the terms of the Investment Advisory Agreement currently in effect, except as discussed below. The proposed Sub-Advisory Agreement provides that, subject to the direction of the Investment Adviser and the Company's Board of Directors, MLAM U.K. will provide the Investment Adviser with such investment research, advice and supervision as the Investment Adviser may request and shall make recommendations and effect transactions with respect to foreign currency matters. The Investment Adviser will compensate MLAM U.K. for such services in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Company pursuant to the Amended Advisory Agreement. Upon effectiveness of the conversion the current Investment Advisory Agreement will be terminated and the Amended Advisory Agreement and the Sub-Advisory Agreement will become effective. The terms of the current Investment Advisory Agreement are described above. The form of Amended Advisory Agreement (with deletions from the current Investment Advisory Agreement shown in brackets and additions to that contract shown by underscoring) appears as Exhibit C to this Proxy Statement. The form of Sub-Advisory Agreement appears as Exhibit D to this Proxy Statement. MLAM U.K. is an indirect, wholly-owned subsidiary of ML&Co. and an affiliate of MLAM. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Under the Amended Advisory Agreement, the advisory fee payable to MLAM by the Company will be accrued daily and paid monthly at the annual rate of 0.60% of the Company's average daily net assets. The rate of the advisory fee under the Amended Advisory Agreement (0.60%) is the same as the rate under the current Investment Advisory Agreement except that the method of calculating the fee differs. Under the Amended Advisory Agreement, the Minimum Income Rate Objective (see "Terms of the Investment Advisory Agreement" above) which provided for a reduction of the investment advisory fee under certain stated circumstances is eliminated. The Company has not in any fiscal year since the commencement of its operations had its fee reduced as a result of this provision. Under the current Investment Advisory Agreement, MLAM is paid at the end of each quarter a fee based upon the Company's average weekly net assets. Under the Amended Advisory Agreement, the fee is accrued daily and is calculated based upon the Company's average daily net assets. Under the Amended Advisory Agreement, MLAM will continue to provide the Company with accounting services, and the Company will reimburse MLAM for its costs in connection with such services.


     In addition, the Amended Advisory Agreement contains certain provisions not found in the current Investment Advisory Agreement that accommodate (i) the continuous offering of the classes of shares of common stock of the Company, and
(ii) the adoption of distribution plans pursuant to Rule 12b-1 under the Investment Company Act. See "Implementation of the Merrill Lynch Select Pricing(SM) System" below in Item 7. Under the Amended Advisory Agreement, the Company will continue to pay for all expenses incurred in the operation of the Company, as detailed above in "Terms of the Investment Advisory Agreement -- Payment of Expenses", except that the Distributor will pay certain of the expenses of the Company incurred in connection with the continuous offering of Company shares.

VOTE REQUIRED


     The proposal to approve the Amended Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote of a majority of the Company's outstanding Capital Shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the Capital Shares present at the Meeting, if more than 50% of the outstanding Capital Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Capital Shares). The Board of Directors recommends a vote "FOR" Item 6.


     IF THE REQUIRED FAVORABLE VOTE IS NOT ALSO OBTAINED ON ANY OF ITEMS 3, 4 AND 5 (THE OTHER OPEN-ENDING PROPOSALS), THE COMPANY WILL NOT CONVERT TO OPEN-END STATUS AND THE BOARD OF DIRECTORS WILL HAVE TO CONSIDER OTHER ALTERNATIVES INCLUDING A COMPANY TENDER OFFER FOR THE CAPITAL SHARES OR LIQUIDATION OF THE COMPANY.

INFORMATION CONCERNING MLAM AND FAM


     MLAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey, is a limited partnership of which ML&Co. is the sole limited partner and Princeton Services is the sole general partner. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey, is a limited partnership of which ML&Co. is the sole limited partner and Princeton Services is the sole general partner. ML&Co. is a financial services holding company and the parent of Merrill Lynch. ML&Co. and Princeton Services are "controlling persons" of MLAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. The address of ML&Co. is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10281. The address of Princeton Services, Inc. is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     MLAM or FAM acts as the investment adviser for more than 130 registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of September 30, 1996, MLAM and FAM had a total of approximately $214.1 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

     The following table sets forth information relating to the registered investment companies with the investment objective of high total return for which MLAM or FAM acts as the investment adviser.


                                                                               MANAGEMENT FEE
                                                             --------------------------------------------------
                                                                                               ANNUAL EFFECTIVE
                                          NET ASSETS AT       ANNUAL RATE         FIRST          FEE RATE AT
                                         AUGUST 31, 1996     (PERCENTAGE OF   BREAKPOINT IN       AUGUST 31,
         INVESTMENT COMPANY(1)           (IN MILLIONS)($)    NET ASSETS)(%)   MILLIONS($)(2)      1996(%)(3)
---------------------------------------  ----------------    --------------   --------------   ----------------
Merrill Lynch Asset Builder Program,
  Inc. -- Global Opportunity
  Portfolio............................          34.3             0.75                 0             0.28
Merrill Lynch Asset Growth Fund,
  Inc. ................................          11.2             0.75                 0                0
Merrill Lynch Capital Fund, Inc. ......       8,958.5             0.50               250             0.40
Merrill Lynch Global Allocation Fund,
  Inc.(4) .............................      11,370.9             0.75             2,500             0.67
Merrill Lynch Global Bond Fund for
  Investment and Retirement............         512.3             0.60                 0             0.60
Merrill Lynch Global Convertible Fund,
  Inc. ................................          68.8             0.65                 0             0.65
Merrill Lynch Global Holdings, Inc. ...         423.0             0.65                 0             0.65


---------------

                                                   (footnotes on following page)

(1) MLAM is the investment adviser for each investment company listed in the table.

(2) The term "breakpoint" refers to the level of net assets at which the management fee rate is reduced. The breakpoint indicated is the lowest net asset level at which the fee is reduced, either pursuant to the fund's management or investment advisory agreement or applicable fee waivers, if any.

(3) The effective fee rate is the annual management fee rate, taking into account any applicable breakpoints, payable at the net asset level at August 31, 1996. The annual management fee payable at the August 31, 1996 net asset level can be obtained by multiplying the effective fee rate by the net assets at such date. In certain instances, the actual effective fee indicated is lower than the rate that would apply under the fund's management or investment advisory agreement, because all or a portion of the management fee is waived either voluntarily or pursuant to applicable expense limitations.


(4) Pursuant to a Sub-Advisory Agreement between MLAM and MLAM U.K. with respect to Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation"), MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of Global Allocation for providing investment advisory services to MLAM. At August 31, 1996, Global Allocation had net assets of approximately $11,370.9 million. Based on this asset level the fee payable to MLAM U.K. by MLAM would aggregate approximately $11.4 million.


     Securities held by the Company may also be held by or be appropriate investments for other FAM/MLAM Advised Funds or by investment advisory clients of MLAM or FAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Company or other investment company or advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective investment companies and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Set forth below is the name, address and principal occupation of the principal executive officer and each director or partner of MLAM. In addition, Mr. Zeikel is President of substantially all of the FAM/MLAM Advised Funds, including those listed above. The address of each of Princeton Services and Arthur Zeikel is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML&Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The officers and directors of the Company are listed above in Item
1. "Election of Directors".

                             POSITION(S) WITH     OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
          NAME                     MLAM                             OR EMPLOYMENT
-------------------------   ------------------    -------------------------------------------------
ML&Co. ..................   Limited Partner       Financial Services Holding Company; Limited
                                                  Partner of FAM
Princeton Services.......   General Partner       General Partner of FAM
Arthur Zeikel............   President             President of FAM; President and Director of
                                                  Princeton Services; Director of MLFD; Executive
                                                  Vice President of ML&Co.

     ITEM 7.  IMPLEMENTATION OF THE MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     In connection with the conversion of the Company to an open-end investment company, MLAM and the Distributor propose the implementation of the Select Pricing System which will permit the Company to provide investors with several different distribution alternatives. At the Meeting, holders of the Company's Capital Shares are being asked to consider implementation of the Select Pricing System. If the proposal to convert the Company to open-end status is approved and the proposal to implement the Select Pricing System is also approved, the Company will be able to offer shares utilizing alternative sales arrangements which permit each investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances. If the proposal to have the Company convert to open-end status is approved, but implementation of the Select Pricing System is not also approved, the Company will offer and sell only one class of shares of common stock having an initial sales charge but no ongoing distribution or account maintenance fee, until such time as stockholder approval of the implementation of the Select Pricing System or another multi-class distribution system is obtained. Neither Maryland law nor the Investment Company Act require that a stockholder vote be obtained on the Select Pricing System prior to its implementation. The Board of Directors of the Company believes, however, that in connection with the vote on the open-ending proposals described above it would be appropriate to solicit stockholder approval of the Select Pricing System along with the other votes being solicited at the upcoming Meeting.

     In April 1994, the SEC issued an order (the "Multi-Class Order") permitting new and existing FAM/ MLAM Advised Funds which are distributed by MLFD to issue multiple classes of shares. Subsequent to the issuance of the Multi-Class Order, the SEC adopted a rule containing conditions substantially the same as those in the Multi-Class Order permitting open-end investment companies to issue multiple classes of shares and permitting funds that previously relied on an order to rely on the rule. The rule permits the Company to create an unlimited number of classes of shares offering alternative sales charge arrangements to investors. The Select Pricing System has been adopted by over 50 registered investment companies advised by FAM or MLAM. Pursuant to the SEC rule and if the proposal to convert the Company to an open-end investment company and the proposal to implement the Select Pricing System are approved and consummated, MLAM proposes to implement the Select Pricing System with respect to the Company, under which shareholders may choose from four sales charge alternatives, as described below.

Class A: Class A shares will incur an initial sales charge when they are purchased and will bear no ongoing distribution or account maintenance fees. Class A shares of the Company will be offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that own Class A shares of the Company in a shareholder account will be entitled to purchase additional Class A shares of the Company in that account. Other eligible investors will include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees and to members of the Boards of FAM/MLAM Advised Funds. The maximum initial sales charge will be 5.25%, which will be reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all Select Pricing Funds.

Class B: Class B shares will not incur a sales charge when they are purchased, but they will be subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of average net assets of the Company attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. The CDSC may be modified in connection with redemptions to fund certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to the same account maintenance fee of 0.25% but no distribution fee; Class B shares of certain other Select Pricing Funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, (as will the Class D account maintenance fee of the acquired fund upon the conversion) and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares.

Class C: Class C shares will not incur a sales charge when they are purchased, but they will be subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75%, of average net assets of the Company attributable to Class C shares. Class C shares will also be subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such Class C CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Although Class C shares will be subject to a CDSC for only one year (as compared to four years for Class B), Class C shares will have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Company's Board of Directors and regulatory limitations.

Class D: Class D shares will incur an initial sales charge when they are purchased and will be subject to an ongoing account maintenance fee of 0.25% of average net assets of the Company attributable to Class D shares. Class D shares will not be subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B".

     The Amended Charter provides for an increase in the Company's authorized shares from the present 30,000,000 shares to 400,000,000 shares which, if implementation of the Select Pricing System is approved and consummated, will be designated 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000
Class C shares and 100,000,000 Class D shares. Under the proposed Amended Charter annexed hereto as Exhibit A, the Board may in the future authorize an increase in the Company's authorized shares and classify and reclassify both issued and unissued shares into multiple classes of shares without a stockholder vote. Because the shares of an open-end fund are in continuous distribution, a larger number of authorized shares is necessary. If the proposal to convert the Company to open-end status is approved but implementation of the Select Pricing System is not also approved, then the Company will have authority to issue only one class of shares.

     THE IMPLEMENTATION OF THE SELECT PRICING SYSTEM WILL NOT AFFECT THE NET ASSET VALUE OF A CURRENT STOCKHOLDER'S INVESTMENT IN THE COMPANY. If the conversion to open-end status and implementation of the Select Pricing System are approved and consummated, the currently issued and outstanding Capital Shares will be classified as Class A shares and will not be subject to any sales charge as a result of the classification. A current holder of Capital Shares of the Company will, as a result of the conversion, hold Class A shares of the Company in his or her stockholder account and will be eligible to purchase additional Class A shares of the Company in that stockholder account only. If a current holder of Capital Shares wishes to purchase shares of the Company in any other stockholder account, he or she may purchase Class A shares, if eligible to purchase Class A shares in that account, otherwise he or she may purchase either Class B, Class C or Class D shares, as he or she so chooses, in which case the applicable charges will apply.

     Each Class A, Class B, Class C and Class D share will represent identical interests in the investment portfolio of the Company except that (i) each class would bear the expenses of the differing Rule 12b-1 plan payments and account maintenance fees, expenses of deferred sales arrangements and stockholder servicing costs attributable solely to a particular class and any other incremental expenses subsequently identified that should be properly allocated to such class; (ii) the stockholders of each class subject to a Rule 12b-1 plan would have exclusive voting rights with respect to the Rule 12b-1 plan pursuant to which, in conjunction with any CDSC, deferred charges would be paid; and
(iii) pursuant to the terms of the exchange privilege with other Select Pricing Funds, the classes would have different exchange privileges as described in the Company's prospectus and statement of additional information.

     On September 27, 1996, the Directors of the Company approved the use of the Select Pricing System by the Company, and the Company's Amended Charter is designed to enable the Company to issue different classes of shares and implement the Select Pricing System.

VOTE REQUIRED

     The proposal regarding implementation of the Select Pricing System requires the affirmative vote of a majority of the outstanding Capital Shares voting in person or by proxy. The Board of Directors recommends a vote "FOR" Item 7.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Company of the enclosed form of proxy and accompanying Notice and Proxy Statement in connection with the matters to be considered at the Meeting will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. The Company has retained at its expense Tritech Services, an affiliate of ML&Co. with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost of $4,000, plus out-of-pocket expenses.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the Capital Shares and a majority of the Income Shares entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.


     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of D&T as independent auditors for the Company "FOR" the conversion of the Company to an open-end investment company including approval of the Amended Charter, "FOR" adoption of the amended investment objective and policies, "FOR" adoption of the amended fundamental investment restrictions, "FOR" approval of the Amended Advisory Agreement and the Sub-Advisory Agreement and "FOR" implementation of the Select Pricing System.



     Election of the Company's Board of Directors (Item 1) is by class vote, two Directors being elected by the holders of Income Shares voting separately as a class, two Directors being elected by the holders of Capital Shares voting separately as a class and three Directors being elected by the holders of Income Shares and Capital Shares, voting together as a single class. At a meeting at which a quorum is duly constituted the affirmative vote in person or by proxy of a majority of the votes cast by the holders of Income Shares, by the holders of Capital Shares and by the holders of Income Shares and Capital Shares voting together as a single class, as the case may be, is required for the election of that class of Directors. The proposal to ratify the selection of the Company's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by the Company's stockholders, voting in person or by proxy. The proposal to convert the Company to an open-end investment company and approve the Amended Charter (Item 3) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of two-thirds of the outstanding Capital Shares voting in person or by proxy. The proposal to change the Company's investment objective and policies (Item 4), the proposal to adopt the amended fundamental investment restrictions (Item 5) and the proposal to approve the Amended Advisory Agreement and the Sub-Advisory Agreement (Item 6) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the Company's outstanding Capital Shares (which for these purposes and under the Investment Company Act means the lesser of (i) 67% or more of the Capital Shares present at the Meeting, if more than 50% of the outstanding Capital Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Capital Shares). The proposal to implement the Select Pricing System (Item 7) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the outstanding Capital Shares, voting in person or by proxy.


     THE COMPANY WILL NOT CONVERT TO AN OPEN-END INVESTMENT COMPANY UNLESS THE REQUIRED FAVORABLE VOTE OF THE HOLDERS OF THE COMPANY'S CAPITAL SHARES IS OBTAINED ON EACH OF ITEMS 3, 4, 5 AND 6, COLLECTIVELY THE OPEN-ENDING PROPOSALS. IF ANY OF THE FOUR PROPOSALS IS NOT APPROVED, THE COMPANY WILL CONTINUE TO OPERATE AS A CLOSED-END INVESTMENT COMPANY PENDING THE BOARD'S CONSIDERATION OF THE OTHER ALTERNATIVES SET FORTH IN THE COMPANY'S CURRENT CHARTER.

     The Company's Current Charter provides that if the required vote is not received on the open-ending proposals, the Company's Board must consider other alternatives and the Company will continue to operate as a closed-end fund pending such determination. One of the alternatives which the Board may elect is to have the Company tender to acquire the outstanding Capital Shares. Tendering stockholders would receive for their shares an amount equal to the net asset value of the shares. If pursuant to such tender offer, holders of Capital Shares do not receive payment for their shares by May 31, 1998, or the Board decides against proceeding with a tender offer, then on July 31, 1998, without further action by the Board or the stockholders, the Company's assets will be liquidated and the proceeds will be distributed pro rata to the holders of Capital Shares.

     If the tender offer is completed and provision is made for the tendering holders of Capital Shares to receive payment for their shares, then the Company will have the power, in addition to any other powers it may possess, to continue operation as a closed-end fund or to effect any merger, consolidation or other reorganization with another corporation.


     Broker-dealer firms, including Merrill Lynch, holding Company shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients entitled to vote thereon on how to vote their shares on each Item before the Meeting. The Company understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1), ratification of the selection of independent auditors (Item 2) and implementation of the Select Pricing System (Item 7), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the proposal to convert the Company from a closed-end investment company to an open-end investment company and approval of the Amended Charter (Item 3), the proposal to change the Company's investment objective and policies (Item 4), the proposal to amend the Company's fundamental investment restrictions, (Item 5) or the proposal to approve the Amended Advisory Agreement and the Sub-Advisory Agreement (Item 6). The Company will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares on Items 1, 2 and 7 (but not on Items 3, 4, 5 or 6) in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Item 1 or Item 2; however, abstentions and broker non-votes will have the same effect as a vote against Items 3, 4, 5, 6 and 7.


ADDRESS OF INVESTMENT ADVISER

     The principal office of MLAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Company will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1995, and a copy of its report for the six months ended June 30, 1996, to any stockholder upon request. Such requests should be directed to Convertible Holdings, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Company must be received by the Company in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in the Company's proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary


Dated: November 12, 1996

                                                                       EXHIBIT A

                           CONVERTIBLE HOLDINGS, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     CONVERTIBLE HOLDINGS, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The name of the Corporation is Convertible Holdings, Inc. The Corporation desires to amend and restate its charter as currently in effect. The original Articles of Incorporation were filed with the State Department of Assessments and Taxation of Maryland on May 24, 1985.

     SECOND: These Articles of Amendment and Restatement contain a provision changing the name of the Corporation from "Convertible Holdings, Inc." to "Merrill Lynch Convertible Fund, Inc."

     THIRD: Pursuant to Section 2-609 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement restate and amend the provisions of the Articles of Incorporation of the Corporation.

     FOURTH: The text of the charter of the Corporation is hereby restated to read in its entirety as follows:

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                                   ARTICLE I
                                      NAME

     The name of the corporation is MERRILL LYNCH CONVERTIBLE FUND, INC.

                                   ARTICLE II
                              PURPOSES AND POWERS

     The purpose or purposes for which the Corporation is formed, the powers, rights and privileges that the Corporation shall be authorized to exercise and enjoy, and the business or objects to be transacted, carried on and promoted by it are as follows:

          (1) To conduct and carry on the business of an investment company of the management type.

          (2) To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

          (3) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation, as its Board of

     Directors may determine; provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time of such event.

          (4) To exchange, classify, reclassify, change the designation of, convert, rename, redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its issued or unissued capital stock, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

          (5) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                  ARTICLE III
                      PRINCIPAL OFFICE AND RESIDENT AGENT

     The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE IV

                                 CAPITAL STOCK

     (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares, of the par value of Ten Cents ($.10) per share, and of the aggregate par value of Forty Million Dollars ($40,000,000). The capital stock initially is classified into one class, consisting of Four Hundred Million (400,000,000) shares of Common Stock.

     (2) The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

     (3) The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all of the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"), (b) the manner in which the time for such Holding Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued.

     (4) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series. Dividends on a class or series may be declared or paid only out of the net assets of that class or series. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each class or series of capital stock.

     (5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Section (4) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class and (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote.

     (6) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or of any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the

Corporation is hereby authorized (subject to the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, and any rules, regulations and orders issued thereunder) to take such action upon the concurrence of a majority of the votes entitled to be cast by holders of capital stock of the Corporation (or a majority of the votes entitled to be cast by holders of a class or series entitled to vote thereon as a separate class or series).

     (7) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each class or series of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining net assets of the Corporation applicable to that class or series.

     (8) Any fractional shares shall carry proportionately all of the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

     (9) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of stockholders, except with respect to any matter which requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a separate class shall constitute a quorum.

     (10) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the By-Laws of the Corporation. As used in the charter of the Corporation, the terms "charter" and "Articles of Incorporation" shall mean and include the Articles of Incorporation of the Corporation as amended, supplemented and restated from time to time by Articles of Amendment, Articles Supplementary, Articles of Restatement or otherwise.

                                   ARTICLE V
                     PROVISIONS FOR DEFINING, LIMITING AND
                  REGULATING CERTAIN POWERS OF THE CORPORATION
                     AND OF THE DIRECTORS AND STOCKHOLDERS

     (1) The number of directors of the Corporation shall be six (6), which number may be increased pursuant to the By-Laws of the Corporation but shall never be less than three (3). The names of the directors who shall act until the next annual meeting and until their successors are duly elected and qualify are:
                                   Arthur Zeikel
                                   James H. Bodurtha
                                   Herbert I. London
                                   Robert R. Martin
                                   Joseph L. May
                                   Andre F. Perold

     (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the By-Laws of the Corporation or in the General Laws of the State of Maryland.

     (3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

     (4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

     (5) To the fullest extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

     (6) The Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, to make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.

     (7) The Board of Directors of the Corporation from time to time may change the Corporation's name, without the vote or consent of the stockholders of the Corporation, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

                                   ARTICLE VI
                                   REDEMPTION

     Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

                                  ARTICLE VII
                             DETERMINATION BINDING

     Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserve or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE VIII
                              PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                                   ARTICLE IX
                                   AMENDMENT

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in any manner now or hereafter prescribed by statute, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, and all rights conferred upon stockholders herein are granted subject to this reservation.

     FIFTH: The authorized capital stock of the Corporation has been increased by these Articles of Amendment and Restatement. Immediately before the amendment effected by these Articles of Amendment and Restatement, the Corporation had the authority to issue Thirty Million (30,000,000) shares of capital stock, divided into 15,000,000 (Fifteen Million) Income Shares, par value of Ten Cents ($.10) per share and 15,000,000 (Fifteen Million) Capital Shares, par value of Ten Cents ($.10) per share with an aggregate par value of Three Million Dollars ($3,000,000). The shares formerly designated Capital Shares and the shares formerly designated Income Shares are now designated by the Articles of Amendment and Restatement as "Common Stock".

     The Corporation effected, in the manner and by the vote required by the Corporation's charter and the laws of the State of Maryland, an increase in the total number of authorized shares of the Corporation.

     After this increase in the number of authorized shares of capital stock of the Corporation, the Corporation will have authority to issue Four Hundred Million (400,000,000) shares of Common Stock, par value of Ten Cents ($.10) per share with an aggregate par value of Forty Million Dollars ($40,000,000).

     SIXTH: These Articles of Amendment and Restatement have been effected in the manner and by the vote required by the Corporation's charter and the laws of the State of Maryland. Pursuant to Section 2-604 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement were advised by the Board of Directors of the Corporation and approved by the stockholders.

     SEVENTH: These Articles of Amendment and Restatement shall be effective at
       a.m. E.D.S.T. on               , 1997.

     IN WITNESS WHEREOF, CONVERTIBLE HOLDINGS, INC. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and
attested to by its Secretary as of the               day of        , 1997.


                                        CONVERTIBLE HOLDINGS, INC.
ATTEST:                                 (a Maryland corporation)


                                        By:
------------------------------             -----------------------------------
Mark B. Goldfus                             Terry K. Glenn
Secretary                                   Executive Vice President

     THE UNDERSIGNED, Executive Vice President of CONVERTIBLE HOLDINGS, INC., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                            ------------------------------------
                                            Terry K. Glenn
                                            Executive Vice President

                                                                       EXHIBIT B

                        CURRENT INVESTMENT RESTRICTIONS

     The Company has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of each class of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Company may not:

          1. Invest in securities of any one issuer (other than the United States or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Company, taken at market value, would be invested in the securities of such issuer, or more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer would be owned by the Company.

          2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          5. Purchase or sell real estate; provided that the Company may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          6. Purchase or sell commodities or commodity contracts.

          7. Purchase any securities on margin, except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          8. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Company owns, or has the right to acquire without payment of any further consideration, an equal amount of such securities, and only up to 15% of total assets, taken at market value.

          9. Make loans to other persons (except as provided in (10) and (13) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures, or other corporate securities and investment in United States Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan (the acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act).

          10. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth below.

          11. Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The Company will not purchase securities during periods when it has outstanding borrowings in excess of 5% of its total assets.

          12. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (10) above), as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in (11) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Company's total assets, taken at market value.

          13. Invest in "restricted securities" or other securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists, in repurchase agreements maturing in more than seven days or in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets, taken at market value, would be invested in such securities.

          14. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          15. Write, purchase or sell puts, calls or combinations thereof.

          16. Invest in securities of foreign issuers if at the time of acquisition more than 5% of its total assets, taken at market value, would be invested in such securities.

          17. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          18. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  [REVISIONS ARE REFLECTED BY UNDERSCORING ADDITIONS AND BRACKETING DELETIONS]

                                                                       EXHIBIT C

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this [22nd] day of [July, 1985], 1997, by and between [ML CONVERTIBLE SECURITIES, INC.,] MERRILL LYNCH CONVERTIBLE FUND, INC., a Maryland corporation (hereinafter referred to as the "Company"), and MERRILL LYNCH ASSET MANAGEMENT, [INC.,] L.P., a Delaware [corporation] limited partnership (hereinafter referred to as the "Investment Adviser").

                             W I T N E S S E T H :

     WHEREAS, the Company is engaged in business as an [closed-end] open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering [investment advisory and management services] management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940[;], as amended; and

     WHEREAS, the Company desires to retain the Investment Adviser to [provide] render [certain investment advisory and management services] management and investment advisory services to the Company in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide [such investment advisory and management services] management and investment advisory services to the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the [premises] promises and the covenants hereinafter contained, the Company and the Investment Adviser hereby agree as follows:

                                   ARTICLE I
                        DUTIES OF THE INVESTMENT ADVISER

     The Company hereby employs the Investment Adviser to act as [an investment adviser and manager] a manager and investment adviser of the Company and to furnish or arrange for affiliates to furnish, the management and investment advisory services described below, subject to policies of, review by and overall control of the Board of Directors of the Company (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     [Management Services]Management and Administrative Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Company including administering shareholder accounts and handling shareholder relations. The Investment Adviser shall provide the Company with office space, equipment and facilities and such other services as the Investment Adviser, subject to review by the [Board of Directors of the Company] Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Company's compliance with investment policies and restrictions as set forth [in filings make by the Company under the Federal securities laws.] in the currently effective prospectus and statement of additional information relating to the shares of the Company under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make reports to the [Board of Directors of the Company] Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable.

     Investment Advisory Services. The Investment Adviser shall provide (or arrange for affiliates to provide) the Company with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Company, shall furnish continuously an investment program for the Company and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Company shall be held in the various securities in which the Company invests, options, futures, options on futures or cash, subject always to the restrictions set forth in the Articles of Incorporation and By-Laws of the Company, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Company's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus and Statement of Additional Information. The Investment Adviser [and] shall also make decisions for the Company as to the [sale of option on] manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Company's portfolio securities [,subject always to the restrictions of the Articles of Incorporation and By-Laws of the Company, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Company's investment objectives, investment policies and investment restrictions as the same are set forth in filings made by the Company under the Federal securities laws. The Investment Adviser shall make decisions for the Company as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Company's portfolio securities] shall be exercised. Should the [Board of Directors of the Company] Directors at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Company, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Company's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Company to give instructions to the Custodian of the Company as to deliveries of securities and payments of cash for the account of the Company. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Company, the Investment Adviser is directed at all times to seek to obtain execution and price within the policy guidelines determined by the [Board of Directors of the Company] Directors as set forth in [filings made by the Company under the Federal securities laws.] the Prospectus and Statement of Additional

Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Company is affiliated.

     (c) Notice Upon Change in Partners of Investment Adviser. The Investment Adviser is a limited partnership of which Merrill Lynch & Co., Inc. is the sole limited partner and Princeton Services, Inc. is the sole general partner. The Investment Adviser will notify the Company of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall[,] at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Company and all [directors of the Company] Directors who are affiliated persons of the Investment Adviser.

     (b) The Company. The Company assumes and shall pay or cause to be paid all other expenses of the Company (except for the expenses paid by the Distributor), including, without limitation: [taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates and shareholder reports, charges of the Custodian, any Sub-Custodian and the Transfer Agent, Securities and Exchange Commission fees,] redemption expenses, expenses of portfolio transactions, expenses of registering shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, stock certificates, prospectuses and statements of additional information, Securities and Exchange Commission fees, interest, taxes, custodian and transfer agency fees, fees and actual out-of-pocket expenses of [directors] Directors who are not affiliated persons of the Investment Adviser, [accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses,] fees for legal and auditing services, litigation expenses, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Company. It is also understood that the Company will reimburse the Investment Adviser for its costs in providing accounting services to the Company. The Distributor will pay certain of the expenses of the Company incurred in connection with the continuous offering of Company shares.

                                  ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

     (a) [Investment Advisory Fee] Management Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Company shall pay to the Investment Adviser at the end of each [of the company's fiscal quarters] calendar month a fee [at the annual rate of .60 of 1.00% (.60%) of the average weekly] based upon the average daily value of the net assets of the Company, [commencing on the day following effectiveness hereof (hereinafter referred to as the "Investment Advisory Fee"). For purpose of this calculation, average weekly net assets are determined at the end of each fiscal quarter on the basis of the average net assets of the Company for each week during the quarter. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.]

as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of 0.60% of the average daily net assets of the Company, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the [Board of Directors of the Company] Directors, the [average] net asset value of a share [for the last week] as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding [week] business day until it is again determined.

     [The Company has a stated objective (a "Minimum Income Rate Objective") of obtaining a minimum rate of return (calculated as described in the Prospectus) equal to 85% of the yield of the Value Line Convertible Index. If, at the end of any calendar quarter beginning with the quarter ending October 31, 1986, the Company's Minimum Income Rate Objective has not been met, the Investment Advisory Fee for such quarter shall be reduced by 25% of the fee payable for that quarter. In determining whether the Minimum Income Rate Objective has been met, the most recent Value Line Convertible Index data published during each quarter will be utilized. The Investment Adviser understands that the Board of Directors of the Company may determine to base the Minimum Income Rate Objective on a different index, either because of a change in the methodology underlying such Index or if such Index is for any reason not maintained. If required to approve an index other than the Value Line Convertible Index, the Board of Directors of the Company will seek to identify the broadest available index of convertible securities. To the extent required by the Investment Company Act, any such change will be submitted to the shareholders of the Company for their approval.]

     (b) Expense Limitations. In the event the operating expenses of the Company, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Company imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Company in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Company. Whenever the expenses of the Company exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the management fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV
                             SUB-ADVISORY AGREEMENT



     The Investment Adviser may enter into a separate sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") in which the Investment Adviser may contract for sub-advisory services and pay MLAM U.K. compensation for its services out of the compensation received hereunder pursuant to Article III. Such sub-advisory agreement will be coterminous with this Investment Advisory Agreement.



                                 ARTICLE [IV] V
               LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER



     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article [IV] V, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Company contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.



                                 ARTICLE [V] VI
                      ACTIVITIES OF THE INVESTMENT ADVISER



     The services of the Investment Adviser to the Company are not to be deemed to be exclusive, and the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article [V] VI referred to as "affiliates") [being] is free to render services to others. It is understood that [directors] Directors, officers, employees and shareholders of the Company are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees[,partners] and shareholders or otherwise and that directors, officers, employees[,partners] and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Company, and that the Investment Adviser and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Company as shareholder or otherwise.



                                ARTICLE [VI] VII
           DURATION AND TERMINATION OF [THIS AGREEMENT] THIS CONTRACT


     This Agreement shall become effective as of the date [first above written] of the commencement of operations of the Company as an open-end investment company and shall remain in force until [March 31,1987], 1999 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the [Board of Directors of the Company] Directors, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) a majority of those [directors] Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the [Board of Directors of the Company] Directors or by vote of a majority of the outstanding voting securities of the

Company, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                               ARTICLE [VII] VIII


                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Company, and (ii) a majority of those [directors] Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.


                               ARTICLE [VIII] IX


                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act [of 1940] and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under [said] the Investment Company Act.


                                 ARTICLE [IX] X


                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the [date] day and year first above written.


                                [ML CONVERTIBLE SECURITIES]
                                MERRILL LYNCH CONVERTIBLE FUND, INC.


                                By
                                ------------------------------------------------
                                  Title:

                                MERRILL LYNCH ASSET MANAGEMENT, [INC.] L.P.

                                By
                                ------------------------------------------------
                                  Title:

                                                                       EXHIBIT D

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the      day of             , 1997, by and between
MERRILL LYNCH ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "MLAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                                  WITNESSETH:

     WHEREAS, MERRILL LYNCH CONVERTIBLE FUND, INC. (the "Fund") is a Maryland corporation engaged in business as a non-diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, MLAM and MLAM U.K. are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, MLAM U.K. is a member of the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and


     WHEREAS, MLAM has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated of even date herewith, pursuant to which MLAM provides management and investment and advisory services to the Fund; and


     WHEREAS, MLAM U.K. is willing to provide investment advisory services to MLAM in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and MLAM hereby agree as follows:

                                   ARTICLE I

                              DUTIES OF MLAM U.K.


     MLAM hereby employs MLAM U.K. to act as investment adviser to MLAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of MLAM and the Fund, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. MLAM and its affiliates shall for all purposes herein be deemed a Professional Investor as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     MLAM U.K. shall have the right to make unsolicited calls on MLAM and shall provide MLAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund; shall furnish continuously an investment program for the Fund and shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.


     MLAM U.K. will not hold money on behalf of MLAM or the Fund, nor will MLAM U.K. be the registered holder of the registered investments of MLAM or the Fund or be the custodian of documents or other evidence of title.


                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

     MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Fund and all Directors of the Fund who are affiliated persons of MLAM U.K.

                                  ARTICLE III

                           COMPENSATION OF MLAM U.K.

     For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., MLAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

                                   ARTICLE IV

                      LIMITATION OF LIABILITY OF MLAM U.K.

     MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K.

shall include any affiliates of MLAM U.K. performing services for MLAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V

                            ACTIVITIES OF MLAM U.K.

     The services of MLAM U.K. to the Fund are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Fund, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Fund as shareholders or otherwise.

                                   ARTICLE VI

                  MLAM U.K. STATEMENTS PURSUANT TO IMRO RULES


     Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. MLAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO directly.


     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written
and shall remain in force until                               , 1999, and
thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by MLAM or by vote of a majority of the outstanding voting securities of the Fund, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Directors of the Fund or by the vote of a majority of outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                  MERRILL LYNCH ASSET MANAGEMENT, L.P.

                                  By:
                                     ------------------------------------------
                                      Title

                                  MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED

                                  By:
                                     ------------------------------------------
                                      Title

                                                                   INCOME SHARES

                           CONVERTIBLE HOLDINGS, INC.
                                 P. O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                 The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the Income Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on October 18, 1996 at the annual meeting of stockholders of the Company to be held on December 16, 1996, or any adjournment thereof.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)



1. To consider and act upon a proposal to elect the following persons as Directors of the Company:

     FOR all nominees listed below                 WITHHOLD AUTHORITY to vote
     (except as marked to the contrary             for all nominees
     below) / /                                    listed below / /

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

 James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company to serve for the current fiscal year.
                 FOR / /          AGAINST / /               ABSTAIN / /

3. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                            Dated:                          , 1996
                                   -------------------------

                            X
                              ------------------------------------
                                             Signature


                            X
                              ------------------------------------
                                    Signature, if held jointly

PLEASE MARK BOXES [FILL] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  CAPITAL SHARES

                           CONVERTIBLE HOLDINGS, INC.
                                 P. O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                 The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the Capital Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on October 18, 1996 at the annual meeting of stockholders of the Company to be held on December 16, 1996, or any adjournment thereof.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 and 7.

                                (Continued and to be signed on the reverse side)



1. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below                 WITHHOLD AUTHORITY to vote
     (except as marked to the contrary             for all nominees
     below) / /                                    listed below / /

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

 James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Arthur Zeikel

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company to serve for the current fiscal year.
                 FOR / /          AGAINST / /               ABSTAIN / /

3. To consider and act upon a proposal to convert the Company from a closed-end investment company to an open-end investment company and approve the Amended and Restated Articles of Incorporation.
                 FOR / /          AGAINST / /               ABSTAIN / /

4. To consider and act upon a proposal to change the Company's investment objective and policies.
                 FOR / /          AGAINST / /               ABSTAIN / /

5. To consider and act upon a proposal to amend the Company's fundamental investment restrictions.
                 FOR / /          AGAINST / /               ABSTAIN / /

6. To consider and act upon a proposal to approve an Amended Investment Advisory Agreement between the Company and Merrill Lynch Asset Management, L.P. ("MLAM") and a Sub-Advisory Agreement between MLAM and Merrill Lynch Asset Management U.K. Limited
                 FOR / /          AGAINST / /               ABSTAIN / /


================================================================================
                  Conversion of the Company to open-end status
                    requires approval of Items 3,4,5 and 6.
================================================================================

7. To consider and act upon a proposal to implement the Merrill Lynch Select Pricing(SM) System.
                 FOR / /          AGAINST / /               ABSTAIN / /

8. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.


                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                            Dated:                          , 1996
                                   -------------------------

                            X
                              ------------------------------------
                                             Signature


                            X
                              ------------------------------------
                                    Signature, if held jointly

PLEASE MARK BOXES [FILL] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.